THIS INSTRUMENT WAS PREPARED BY,
RECORDING REQUESTED BY,
AND WHEN RECORDED MAIL TO:

Certain Lending, Inc.
415 Jackson Street, Suite B

San Francisco, California 94111

Attention: [__________________]

___________________________________________________________________________

THIS MORTGAGE COVERS GOODS WHICH ARE OR ARE TO BECOME FIXTURES, IS EFFECTIVE AS A FINANCING STATEMENT FILED AS A FIXTURE FILING, AND IS TO BE FILED IN THE REAL ESTATE RECORDS.

IN ACCORDANCE WITH SECTION 29-3-50, CODE OF LAWS OF SOUTH CAROLINA (1976), AS AMENDED, ALL FUTURE ADVANCES AND RE-ADVANCES THAT MAY SUBSEQUENTLY BE MADE TO MORTGAGOR BY MORTGAGEE, EVIDENCED BY THE PROMISSORY NOTE OR ANY OTHER PROMISSORY NOTE, AND ALL MODIFICATIONS, RENEWALS AND EXTENSIONS THEREOF (PROVIDED, HOWEVER, THAT NOTHING CONTAINED HEREIN SHALL CREATE AN OBLIGATION ON THE PART OF MORTGAGEE TO MAKE FUTURE ADVANCES OR RE-ADVANCES TO MORTGAGOR) THE MAXIMUM AMOUNT OF ALL INDEBTEDNESS OUTSTANDING AT ANY ONE TIME SECURED HEREBY NOT TO EXCEED __________ DOLLARS PLUS INTEREST THEREON, ALL OUT-OF-POCKET CHARGES AND EXPENSES OF COLLECTION INCURRED BY MORTGAGEE, INCLUDING COURT COSTS AND REASONABLE ATTORNEYS’ FEES.

MORTGAGE, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING

This Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing (“Mortgage”) dated as of [______________], is given by [______________], a [______________] [______________] with a mailing address of [______________] [______________] [______________] [______________], [______________] [______________], as mortgagor (“Mortgagor”), to CERTAIN LENDING, INC., a Delaware corporation, its successors and assigns, as lender, mortgagee and beneficiary under this Mortgage (“Mortgagee”).

NOW, THEREFORE, Mortgagor, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound, hereby agrees as follows:
ARTICLE 1
GRANT.
Section 1.1
The Secured Property. For the purpose of securing payment and performance of the Secured Obligations defined in Section 2.1 (Purpose of Securing) below, Mortgagor hereby irrevocably and unconditionally mortgages, transfers, assigns, pledges, grants, bargains, sells, conveys, releases and confirms unto Mortgagee, and its successors and assigns forever, with right of entry and possession, all estate, right, title and interest which Mortgagor now has or may later acquire in the following property (all or any part of such property, or any interest in all or any part of it, together with the Personalty (as hereinafter defined) being hereinafter collectively referred to as the “Secured Property”):
(a)
All estate, right, title, interest, claim and demand whatsoever which Mortgagor now has or hereafter acquires, either in law or in equity, in and to the real property located in the County of [______________], State of South Carolina as described in Exhibit A attached hereto and made a part hereof (the “Land”);

(b)
All buildings, structures, improvements, fixtures and appurtenances now or hereafter placed on the Land, and all apparatus and equipment now or hereafter attached in any manner to the Land or any building on the Land, including all pumping plants, engines, pipes, ditches and flumes, and also all gas, electric, cooking, heating, cooling, air conditioning, lighting, refrigeration and plumbing fixtures and equipment (collectively, the “Improvements”; and together with the Land, the “Premises”);

(c)
All easements and rights of way appurtenant to the Land; all crops growing or to be grown on the Land (including all such crops following severance from the Land); all standing timber upon the Land (including all such timber following severance from the Land); all development rights or credits and air rights; all water and water rights (whether riparian, appropriative, or otherwise, and whether or not appurtenant to the Land) and shares of stock and certificates pertaining to such water or water rights, ownership of which affect the Land; all minerals, oil, gas, and other hydrocarbon substances and rights thereto in, on, under, or upon the Land;

(d)
All existing and future leases, subleases, subtenancies, licenses, occupancy agreements and concessions relating to the use and enjoyment of all of any part of the Land or the Improvements, and any and all guaranties and other agreements relating to or made in connection with any of the foregoing (individually a “Lease” and collectively the “Leases”);

(e)

  All proceeds, including all claims to and demands for them, of the voluntary or involuntary conversion of any of the Land, Improvements, or the other property described above into cash or liquidated claims, including proceeds of all present and future fire, hazard or casualty insurance policies, whether or not such policies are required by Mortgagee, and all condemnation awards or payments now or later to be made by any public body or decree by any court of competent jurisdiction for any taking or in connection with any condemnation or eminent domain proceeding, and all causes of action and their proceeds for any breach of warranty, misrepresentation, damage or injury to, or defect in, the Land, Improvements, or the other property described above or any part of them; and

  (a)
  All existing and future inventory, furnishings, fixtures, equipment, supplies, construction materials, goods and other tangible personal property, which are now or hereafter owned or acquired by Mortgagor or in which Mortgagor now or at any time has rights, wherever located or used or usable in connection with the Premises, and whether located at, placed upon or about, or affixed or attached to or installed in or on the Premises or the Improvements or any part thereof, or located elsewhere in the possession of Mortgagor or any warehouseman, bailee, contractor, supplier or any other person, used or to be used in connection with or otherwise relating to the Premises or the Improvements or the ownership, use, development, construction, maintenance, management, operation, marketing, leasing or occupancy thereof, and all accessories, attachments, parts, or repairs of or to any of such property, including but not limited to all appliances, furniture and furnishings, findings, materials, suppliers, equipment and fixtures, and all building material, supplies, and equipment now or hereafter delivered to the Premises and installed or used or intended to be installed or used therein whether stored on the Premises or elsewhere; and all renewals or replacements thereof or articles in substitution thereof; and

  (f)
  All proceeds of, additions and accretions to, substitutions and replacements for, and changes in the Improvements and/or any of the Secured Property described above.

  Section 1.2
  Financing Statements. Mortgagor hereby irrevocably authorizes Mortgagee at any time and from time to file in any filing office in any Uniform Commercial Code jurisdiction one or more financing or continuation statements and amendments thereto, relative to all or any part of the Secured Property, without the signature of Mortgagor where permitted by law, and describing the collateral as “all assets” or “all personal property” or such other similar description as Mortgagee determines in its sole discretion in accordance with the Uniform Commercial Code. Mortgagor agrees to furnish Mortgagee, promptly upon request, with any information required by Mortgagee to complete such financing or continuation statements. If Mortgagee has filed any initial financing statements or amendments in any Uniform Commercial Code jurisdiction prior to the date hereof, Mortgagor ratifies and confirms its authorization of all such filings. Mortgagor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement without the prior written
  Financing Statements. Mortgagor hereby irrevocably authorizes Mortgagee at any time and from time to file in any filing office in any Uniform Commercial Code jurisdiction one or more financing or continuation statements and amendments thereto, relative to all or any part of the Secured Property, without the signature of Mortgagor where permitted by law, and describing the collateral as “all assets” or “all personal property” or such other similar description as Mortgagee determines in its sole discretion in accordance with the Uniform Commercial Code. Mortgagor agrees to furnish Mortgagee, promptly upon request, with any information required by Mortgagee to complete such financing or continuation statements. If Mortgagee has filed any initial financing statements or amendments in any Uniform Commercial Code jurisdiction prior to the date hereof, Mortgagor ratifies and confirms its authorization of all such filings. Mortgagor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement without the prior written consent of Mortgagee, and agrees that it will not do so without Mortgagee’s prior written consent, subject to Mortgagor’s rights under Section 9-509(d)(2) of the Uniform Commercial Code. Mortgagor shall execute and deliver to Mortgagee, in form and substance satisfactory to Mortgagee, such additional financing statements and such further assurances as Mortgagee may, from time to time, reasonably consider necessary to create, perfect and preserve Mortgagee’s security interest hereunder, and Mortgagee may cause such statements and assurances to be recorded and filed, at such times and places as may be required or permitted by law to so create, perfect and preserve such security interest.  Mortgagor shall promptly pay all reasonable and documented costs and expenses of filing statements, continuation statements, partial release, and termination statements deemed necessary or appropriate by Mortgagee to establish and maintain the validity and priority of the security interest of Mortgagee.  “Uniform Commercial Code” means the Uniform Commercial Code as enacted and in effect in the state where the Land is located (and as it may from time to time be amended); provided that, to the extent that the Uniform Commercial Code is used to define any term herein or in any other Loan Document and such term is defined differently in different Articles or Divisions of the Uniform Commercial Code, the definition of such term contained in Article or Division 9 shall govern; provided further, however, that if, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of, or remedies with respect to, any security interest herein granted is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the state where the Land is located, the term “UCC” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for the purposes of the provisions thereof relating to such attachment, perfection, priority or remedies and for purposes of definitions related to such provisions.
  ARTICLE 2
  THE SECURED OBLIGATIONS.
  Section 2.1
  Purpose of Securing. Mortgagor makes the grant, conveyance, transfer and assignment set forth in Article 1 (Grant), makes the irrevocable and absolute assignment set forth in Article 3 (Assignment of Leases and Rents), and grants the security interest set forth in Article 4 (Security Interest in Related Personalty), all for the purpose of securing the following obligations (the “Secured Obligations”) in any order of priority that Mortgagee may choose:
  (a)
  Payment of the indebtedness evidenced by that certain Promissory Note of even date herewith given by Mortgagor in favor of Mortgagee, pursuant to which Mortgagee made a loan to Mortgagor in the maximum principal amount of [______________] Dollars ([______________]), and having a final maturity date of [______________] (as the same may be increased, renewed, amended, restated, or otherwise modified from time to time, the “Promissory Note”), together with all interest, late charges, prepayment fees, additional interest, collection costs, fees, and expenses as provided in the Promissory Note, and any future advances of amounts available for borrowing under the Promissory Note, to the fullest extent permitted under applicable law;

  (b)
  Payment and performance of all obligations of Mortgagor under this Mortgage;

  (c)
  Prompt and complete performance and observance of each and every covenant, obligation, or agreement of Mortgagor contained in this Mortgage or contained in any other document or instrument given by Mortgagor to further evidence or secure the indebtedness represented by the Promissory Note, but excluding any separate environmental indemnity; and

  (d)
  Payment of any additional sums (and accrued interest) that may be loaned or advanced by Mortgagee to Mortgagor under any promissory note or notes evidencing loans that specifically state that they are secured by this Mortgage.

  This Mortgage also secures payment of all obligations of Mortgagor under the Promissory Note which arise after the Promissory Note is extended, renewed, modified or amended pursuant to any written agreement between Mortgagor and Mortgagee, and all obligations of Mortgagor under any successor agreement or instrument which restates and supersedes the Promissory Note in its entirety.

  This Mortgage does not secure any obligation which expressly states that it is unsecured, whether contained in the foregoing Promissory Note or in any other document, agreement or instrument. Unless specifically described in subparagraph (a) above, “Secured Obligations” shall not include any debts, obligations or liabilities which are or may hereafter be “consumer credit” subject to the disclosure requirements of the Federal Truth in Lending law or any regulation promulgated thereunder. Without limiting the generality of the foregoing, this Mortgage does not and shall not in any event be deemed to, secure the obligations of Mortgagor owing to Mortgagee under the Environmental Indemnity executed in connection with the foregoing Promissory Note or any obligations that are the substantial equivalent thereof.

  Section 2.2
  Terms of Secured Obligations. All Persons who may have or acquire an interest in all or any part of the Secured Property will be considered to have notice of, and will be bound by, the terms of the Promissory Note described in Section 2.1(a) and each other agreement or instrument made or entered into in connection with each of the Secured Obligations. These terms include any provisions in the Promissory Note that permit borrowing, repayment and reborrowing, or which provide that the interest rate on one or more of the Secured Obligations may vary from time to time.
  Section 2.3
  Future Advances.  The total amount that may be secured hereunder may decrease or increase from time to time, within twenty (20) years from the date hereof, but the total unpaid balance so secured at one time shall not exceed [______________] Dollars ([______________]), plus interest thereon, plus any disbursements made for the payment of taxes, levies or insurance on the Land, with interest on such disbursements at the default rate provided in the Promissory Note, plus charges and
  Future Advances.  The total amount that may be secured hereunder may decrease or increase from time to time, within twenty (20) years from the date hereof, but the total unpaid balance so secured at one time shall not exceed [______________] Dollars ([______________]), plus interest thereon, plus any disbursements made for the payment of taxes, levies or insurance on the Land, with interest on such disbursements at the default rate provided in the Promissory Note, plus charges and expenses of costs of collection incurred by Mortgagee, including court costs and reasonable attorneys’ fees.  In addition to the increases permitted in this Section 2.3, which shall be secured by this Mortgage, this Mortgage shall secure any extensions, amendments, modifications, or alterations of the Promissory Note, including but not limited to, extensions, amendments, modifications, or alterations that (i) increase or decrease the interest paid on the original principal balances of the Promissory Note and/or any future advances made thereof; (ii) re-amortize principal balances of the Promissory Note and/or any future advances made thereof; (iii) alter the maturity date of the Promissory Note and/or any future advances made thereof; (iv) alter the method of payment of the Promissory Note and/or any future advances made thereof; and/or (v) alter the timing of principal payments under the Promissory Note and/or any future advances made thereof, including converting a loan to a balloon mortgage.
  ARTICLE 3
  ASSIGNMENT OF LEASES AND RENTS.
  Section 3.1
  Assignment. Mortgagor hereby irrevocably, absolutely, presently and unconditionally assigns to Mortgagee (i) all existing and future leases, subleases, licenses and other agreements for the use and occupancy of all or any part of the Secured Property, whether written or oral and whether for a definite term or month to month, together with all guarantees of the lessee’s obligations thereunder and together with all extensions, modifications and renewals thereof (hereinafter called the “Leases”), and (ii) all rents, royalties, issues, profits, revenue, income and proceeds of the Secured Property, whether now due, past due or to become due, including all prepaid rents and security deposits (collectively, the “Rents”), and confers upon Mortgagee the right to collect such Rents with or without taking possession of the Secured Property. In the event that anyone establishes and exercises any right to develop, bore for or mine for any water, gas, oil or mineral on or under the surface of the Secured Property, any sums that may become due and payable to Mortgagor as bonus or royalty payments, and any damages or other compensation payable to Mortgagor in connection with the exercise of any such rights, shall also be considered Rents assigned under this Section 3.1. THIS IS AN ABSOLUTE ASSIGNMENT, NOT AN ASSIGNMENT FOR SECURITY ONLY. Furthermore, upon execution, this Mortgage creates a present security interest in all Rents and Leases applicable to the Secured Property, enforceable by all rights and remedies under South Carolina law.
  Section 3.2
  Grant of License. Notwithstanding the provisions of Section 3.1, Mortgagee hereby confers upon Mortgagor a license (“License”) to collect and retain the Rents as they become due and payable, so long as no Event of Default (as defined in the Promissory Note) shall exist and be continuing. If an Event of Default has occurred and is continuing, Mortgagee shall have the right, which it may choose to exercise in its sole discretion, to terminate this License without notice to or demand upon Mortgagor, and without regard to the adequacy of the security for the Secured Obligations.
  Section 3.3
  Leases. Mortgagor represents and warrants that: (i) the Leases are in full force and effect and have not been modified or amended; (ii) the Rents have not been waived, discounted, compromised, setoff or, except for security deposits, paid more than
  Leases. Mortgagor represents and warrants that: (i) the Leases are in full force and effect and have not been modified or amended; (ii) the Rents have not been waived, discounted, compromised, setoff or, except for security deposits, paid more than one (1) month in advance; (iii) there are no other assignments, transfers, pledges or encumbrances of any Leases or Rents; and (iv) neither Mortgagor nor the lessees and tenants are in material default under the Leases.
  Section 3.4
  Performance of Leases. Mortgagor shall (i) fulfill or perform each and every term, covenant and provision of the Leases to be fulfilled or performed by the lessor thereunder unless in Trustor’s good faith business judgement such non-performance is in the best interest of Trustor; (ii) give prompt notice to Mortgagee of any notice received by Mortgagor of default thereunder or of any alleged material default or failure of performance that could become a default thereunder, together with a complete copy of any such notice; and (iii) enforce, short of termination thereof, the performance or observance of each and every term, covenant and provision of each Lease to be performed or observed by the lessees and tenants thereunder unless in Trustor’s good faith business judgement such non-enforcement is in the best interest of Trustor.
  Section 3.5
  Modification of Leases. Mortgagor, without the prior written consent of Mortgagee, not to be unreasonably withheld, shall not: (i) cancel or accept the surrender of any Lease unless in Mortgagor’s good faith business judgement such cancelation or acceptance is in the best interest of Mortgagor; (ii) assign, transfer, pledge or encumber, the whole or any part of the Leases and Rents to anyone other than Mortgagee; (iii) except as otherwise provided herein, accept any Rents more than one (1) month in advance of the accrual thereof; or (iv) do or permit anything to be done, the doing of which, or omit or refrain from doing anything, the omission of which, could be a material breach or default under the terms of any Lease or a basis for termination thereof.
  Section 3.6
  Mortgagee. Mortgagee does not assume and shall not be liable for any obligation of the lessor under any of the Leases and all such obligations shall continue to rest upon Mortgagor as though this assignment had not been made. Mortgagee shall not be liable for the failure or inability to collect any Rents unless due to Lender’s gross negligence or willful misconduct.
  Section 3.7
  Mortgagee In Possession. Neither the assignment of Leases and Rents contained herein or in any separate assignment nor the exercise by Mortgagee of any of its rights or remedies thereunder or in connection therewith, prior to Mortgagee obtaining actual possession of the Secured Property as provided in Articles 6 (Remedies) hereof, shall constitute Mortgagee a “mortgagee in possession” or otherwise make Mortgagee responsible or liable in any manner with respect to the Secured Property or the occupancy, operation or use thereof. In the event Mortgagee, or its affiliate, obtains actual possession or control of the Secured Property as provided in Articles 6 (Remedies) hereof, Mortgagee shall be deemed a “mortgagee in possession” in which case Mortgagee shall have the rights, and Mortgagee’s liability shall be limited, as provided in that Section.
  ARTICLE 4
  SECURITY INTEREST IN RELATED PERSONALTY.
  Section 4.1
  Grant of Security Interest. Mortgagor grants to Mortgagee a security interest in, and pledges and assigns to Mortgagee, all of Mortgagor’s right, title and interest, whether presently existing or hereafter acquired in and to all of the following property (collectively, the “Personalty”):
  (a)
  All goods, inventory, accounts, general intangibles, software, investment property, instruments, letters of credit, letterofcredit rights, deposit accounts, documents, chattel paper and supporting obligations, as each such term is presently or hereafter defined in the Uniform Commercial Code, and all other personal property of any kind or character, now or hereafter affixed to, placed upon, used in connection with, arising from or otherwise related to the Land and Improvements or which may be used in or relating to the planning, development, financing or operation of the Secured Property, including, without limitation, furniture, furnishings, materials, supplies, tools, equipment, machinery, money, insurance proceeds, accounts, contract rights, software, trademarks, goodwill, promissory notes, electronic and tangible chattel paper, payment intangibles, documents, trade names, licenses and/or franchise agreements (to the extent assignable), rights of Mortgagor under leases of fixtures or other personal property or equipment, inventory, all refundable, returnable or reimbursable fees, deposits or other funds or evidences of credit or indebtedness deposited by or on behalf of Mortgagor with any governmental authorities, boards, corporations, providers of utility services, public or private, including specifically, but without limitation, all refundable, returnable or reimbursable tap fees, utility deposits, commitment fees and development costs, and commercial tort claims arising from the development, construction, use, occupancy, operation, maintenance, enjoyment, acquisition or ownership of the Secured Property;

  (b)
  All reserves, escrows or impounds required under Section 5.20 (Reserves) and all deposit accounts (including accounts holding security deposits) maintained by Mortgagor with respect to the Secured Property;

  (c)
  All crops growing or to be grown on the Land (and after severance from the Land); all standing timber upon the Land (and after severance from the Land); all sewer, water and water rights (whether riparian, appropriative, or otherwise, and whether or not appurtenant to the Land) and all evidence of ownership rights pertaining to such water or water rights, ownership of which affect the Land; and all plans, specifications, shop drawings and other technical descriptions prepared for construction, repair or alteration of any part of the Premises, and all amendments and modifications thereof;

  (d)
  To the extent assignable, all other agreements, such as construction contracts, architects’ agreements, engineers’ contracts, utility contracts, maintenance agreements, management agreements, service contracts, permits, licenses, certificates
  To the extent assignable, all other agreements, such as construction contracts, architects’ agreements, engineers’ contracts, utility contracts, maintenance agreements, management agreements, service contracts, permits, licenses, certificates and entitlements in any way relating to the development, construction, use, occupancy, operation, maintenance, enjoyment, acquisition or ownership of the Secured Property;

  (e)
  All permits, licenses and claims to or demands for the voluntary or involuntary conversion of any of the Land, Improvements, or other Secured Property into cash or liquidated claims, proceeds of all present and future fire, hazard or casualty insurance policies relating to the Land and the Improvements, whether or not such policies are required by Mortgagee, and all condemnation awards or payments now or later to be made by any public body or decree by any court of competent jurisdiction for any taking or in connection with any condemnation or eminent domain proceeding, and all causes of action and their proceeds for any breach of warranty, misrepresentation, damage or injury to, or defect in, the Land, Improvements, or other Secured Property or any part of them; and

  (f)
  All substitutions, replacements, additions, and accessions to any of the above property, and all books, records and files relating to any of the above property, including, without limitation, all general intangibles related to any of the above property and all proceeds of the above property.

  ARTICLE 5
  RIGHTS AND DUTIES OF THE PARTIES.

  Mortgagor warrants, represents and covenants to Mortgagee as follows:

  Section 5.1
  Title to Secured Property and Lien of This Instrument. Mortgagor lawfully possesses and holds fee simple title to all of the Land and the Improvements, and owns the Secured Property free and clear of any liens, claims or interests, except the Permitted Encumbrances, and has rights and the power to transfer each item of the Secured Property. This Mortgage creates a valid, enforceable first priority lien on, and security interest against, as applicable, the Secured Property. Mortgagor will cooperate with Mortgagee in obtaining control (for lien perfection purposes under the Uniform Commercial Code) with respect to any Secured Property consisting of deposit accounts, investment property, letter of credit rights or electronic chattel paper.
  Section 5.2
  First Lien Status; Protection of Mortgagee’s Security. At Mortgagor’s sole expense, Mortgagor shall preserve, protect and defend (a) the first lien and security interest status of this Mortgage and the other Loan Documents, (b) title to and right of possession of the Secured Property, and (c) the rights and powers of Mortgagee created under it, against all adverse claims. Mortgagor shall give Mortgagee prompt notice in writing if any claim is asserted which does or could affect any of these matters, or if any action or proceeding is commenced which alleges or relates to any such claim. If any such action or proceeding is commenced or if Mortgagee is made a party to any such action or proceeding by reason of this Mortgage, or if Mortgagor fails to perform any obligation on its part to be performed hereunder, then Mortgagee, in its discretion, may make any appearances, disburse any sums, make any entries upon the Premises and take any actions as may be necessary or desirable to protect or enforce the security of this Mortgage, to remedy Mortgagor’s failure to
  First Lien Status; Protection of Mortgagee’s Security. At Mortgagor’s sole expense, Mortgagor shall preserve, protect and defend (a) the first lien and security interest status of this Mortgage and the other Loan Documents, (b) title to and right of possession of the Secured Property, and (c) the rights and powers of Mortgagee created under it, against all adverse claims. Mortgagor shall give Mortgagee prompt notice in writing if any claim is asserted which does or could affect any of these matters, or if any action or proceeding is commenced which alleges or relates to any such claim. If any such action or proceeding is commenced or if Mortgagee is made a party to any such action or proceeding by reason of this Mortgage, or if Mortgagor fails to perform any obligation on its part to be performed hereunder, then Mortgagee, in its discretion, may make any appearances, disburse any sums, make any entries upon the Premises and take any actions as may be necessary or desirable to protect or enforce the security of this Mortgage, to remedy Mortgagor’s failure to perform its obligations (without, however, waiving any default by Mortgagor) or otherwise to protect Mortgagee’s interests. Mortgagor will pay all losses, damages, fees, costs and expenses, including reasonable attorneys’ fees, of Mortgagee thus incurred. This paragraph shall not be construed to require Mortgagee to incur any expenses, make any appearances or take any actions.
  Section 5.3
  Payment and Performance. Mortgagor shall pay and perform the Secured Obligations in full when they are due and required to be paid and performed as provided in the Loan Documents. The interest or discount on the indebtedness owed on the Secured Obligations may be deferred, accrued or capitalized as provided by the Loan Documents or pursuant to an agreement to be reached in the future; provided, however, that nothing contained herein shall create an obligation on the part of Mortgagee to defer, accrue or capitalize interest or discount.
  Section 5.4
  Payment of Taxes, Utilities, Liens and Charges.
  (a)
  Taxes and Assessments. Mortgagor agrees to pay prior to delinquency directly to the payee thereof all taxes, levies, charges and assessments (including without limitation, assessments on appurtenant water stock and non-governmental levies or assessments such as maintenance charges, owner association dues or charges, or fees, levies or charges resulting from covenants, conditions or restrictions) levied, assessed or charged against or with respect to the Premises or this Mortgage, or which may cause any decrease in the value of the Secured Property or any part of it. Upon request, Mortgagor shall promptly furnish to Mortgagee all notices of amounts due under this subparagraph and all receipts evidencing such payments. Mortgagor may contest any such taxes or assessments by appropriate proceedings duly instituted and diligently prosecuted at Mortgagor’s expense and Mortgagor shall not be obligated to pay such taxes or assessments while such contest is pending so long as (i) the Premises is not thereby subjected to imminent loss or forfeiture and, (ii) if Mortgagor has not provided evidence that it has deposited the entire amount assessed with the applicable governmental authority, it deposits the entire amount together with projected penalties and interest with Mortgagee or provides other security satisfactory to Mortgagee in its reasonable discretion.

  (b)
  Utilities. Mortgagor will pay when due all utility charges and assessments for services furnished the Premises.

  (c)
  Liens and Charges. Mortgagor will pay when due the claims of all Persons supplying labor or materials at the request of or with authorization from Mortgagor to or in connection with the Premises. Without waiving the restrictions of Section 5.17 (Restrictions on Transfer or Encumbrance of the Premises) hereof, Mortgagor will promptly discharge any lien or other charge, whether superior or inferior to this Mortgage, which may be claimed against the Premises. Notwithstanding the foregoing provisions of this subparagraph, Mortgagor, at its own expense, may contest by appropriate legal proceedings, conducted diligently and in
  Liens and Charges. Mortgagor will pay when due the claims of all Persons supplying labor or materials at the request of or with authorization from Mortgagor to or in connection with the Premises. Without waiving the restrictions of Section 5.17 (Restrictions on Transfer or Encumbrance of the Premises) hereof, Mortgagor will promptly discharge any lien or other charge, whether superior or inferior to this Mortgage, which may be claimed against the Premises. Notwithstanding the foregoing provisions of this subparagraph, Mortgagor, at its own expense, may contest by appropriate legal proceedings, conducted diligently and in good faith, the amount or validity of any mechanic’s lien, but only if (i) Mortgagor notifies Mortgagee in writing at least ten (10) days in advance of the expected commencement of such proceedings, (ii) no portion of the Premises is in danger of being sold or forfeited by virtue of, or during the duration of, such proceedings, (iii) if required by Mortgagee, Mortgagor deposits with Mortgagee reserves sufficient to pay the contested mechanic’s lien in full, plus any interest and costs that may be assessed or recoverable in connection therewith, through the proceedings or otherwise, and (iv) Mortgagor furnishes whatever additional security is required in the proceedings or is reasonably requested by Mortgagee in connection with allowing Mortgagor to commence the proceedings.

  Section 5.5
  Maintenance of Rights of Way, Easements and Licenses. Mortgagor shall maintain all rights of way, easements, grants, privileges, licenses, certificates, permits, and entitlements necessary for the use of the Secured Property and will not, without the prior consent of Mortgagee, not to be unreasonably withheld, conditioned or delayed, actively consent to any public restriction (including any zoning ordinance) or private restriction as to the use of the Secured Property. Mortgagor shall comply with all restrictive covenants affecting the Secured Property, and all zoning ordinances and other public or private restrictions as to the use of the Secured Property.
  Section 5.6
  Right of Entry and Inspection. Mortgagor shall permit Mortgagee, and Mortgagee’s agents, representatives and employees to make reasonable entries upon and inspection of the Land and Improvements, provided that Mortgagee shall give Mortgagor notice prior to any such inspection specifying reasonable cause therefor related to Mortgagee’s interest in the Secured Property. Notwithstanding any other provision herein, entry by Mortgagee and/or its employees, contractors, or agents under this Section 5.6 or under any other provision herein shall be made subject to the rights of tenants occupying such Land and Improvements under their lease agreements.
  Section 5.7
  Hazardous Substances.
  (a)
  Definition of “Hazardous Substance”. “Hazardous Substance” means any hazardous, toxic or dangerous substance, waste or material which is or becomes regulated under any federal, state or local statute, ordinance, rule, regulation or other law now or hereafter in effect pertaining to environmental protection, contamination or clean up, including without limitation any substance, waste or material which now or hereafter is (A) designated as a “hazardous substance” under or pursuant to the Federal Water Pollution Control Act (33 U.S.C. § 1251 et seq.), (B) defined as a “hazardous waste” under or pursuant to the Resource Conservation and Recovery Act (42 U.S.C. § 6901 et seq.), or (C) defined as a “hazardous substance” in (or for purposes of) the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. § 9601 et seq.).

  (b)
  Representations and Warranties. Mortgagor represents and warrants to Mortgagee that: (i) to the best of Mortgagor’s knowledge, no asbestos has ever been
  Representations and Warranties. Mortgagor represents and warrants to Mortgagee that: (i) to the best of Mortgagor’s knowledge, no asbestos has ever been used in the construction, repair or maintenance of any building, structure or other improvement now or heretofore located on the Land; (ii) to the best of Mortgagor’s knowledge, no Hazardous Substance is currently being generated, manufactured, refined, transported, treated, stored, handled or disposed of, transferred, produced or processed on, under or about the Premises, except in compliance with all applicable federal, state and local statutes, ordinances, rules, regulations and other laws; (iii) Mortgagor has ever caused or permitted any Hazardous Substance to be generated, manufactured, refined, transported, treated, stored, handled or disposed of, transferred, produced or processed on, under or about the Premises, except in compliance with all applicable federal, state and local statutes, ordinances, rules, regulations and other laws; (iv) Mortgagor has not received any notice of any actual or alleged violation with respect to the Premises of any federal, state or local statute, ordinance, rule, regulation or other law pertaining to Hazardous Substances; and (v) neither Mortgagor nor, to the best of Mortgagor’s knowledge, the Premises is subject to any governmental or judicial claim, order, judgment or lien with respect to the clean-up of Hazardous Substances at or with respect to the Premises.

  (c)
  No Future Hazardous Substances. Mortgagor will not cause or permit the Premises to be used to generate, manufacture, refine, transport, treat, store, handle, dispose, transfer, produce or process any Hazardous Substance (as defined in this Mortgage), nor shall Mortgagor cause or permit, as a result of any intentional or unintentional act or omission on the part of Mortgagor or any tenant, subtenant or other user or occupier of the Premises, a releasing, spilling, leaking, pumping, pouring, emitting, emptying or dumping of any Hazardous Substance onto the Premises or any other property or into any waters, except in compliance with all such laws. Notwithstanding anything to the contrary, however, Mortgagor shall not cause or permit the installation, operation or presence on the Land of any underground storage tank or system used or to be used for the storage, handling or dispensing of petroleum or any other substance regulated under the Resource Conservation and Recovery Act (42 USC § 6901 et seq.), as now or hereafter amended, or any state or local statute, ordinance, rule, regulation or other law now or hereafter in effect regulating underground storage tanks or systems.

  (d)
  Notification; Clean Up. Mortgagor will promptly notify Mortgagee if Mortgagor becomes aware of (i) any Hazardous Substance problem or liability with respect to the Premises, (ii) any actual or alleged violation with respect to the Premises of any federal, state or local statute, ordinance, rule, regulation or other law pertaining to Hazardous Substances, or (iii) any lien or action with respect to any of the foregoing. Mortgagor will, at its sole expense, take or cause to be taken all actions as may be necessary or advisable for the clean-up of Hazardous Substances on or with respect to the Premises, including, without limitation, all removal, containment and remedial actions in accordance with all applicable laws and in all events in a manner satisfactory to Mortgagee, and shall further pay or cause to be paid all clean-up, administrative and enforcement costs of governmental agencies with respect to Hazardous Substances on or with respect to the Premises if obligated to do so by
  Notification; Clean Up. Mortgagor will promptly notify Mortgagee if Mortgagor becomes aware of (i) any Hazardous Substance problem or liability with respect to the Premises, (ii) any actual or alleged violation with respect to the Premises of any federal, state or local statute, ordinance, rule, regulation or other law pertaining to Hazardous Substances, or (iii) any lien or action with respect to any of the foregoing. Mortgagor will, at its sole expense, take or cause to be taken all actions as may be necessary or advisable for the clean-up of Hazardous Substances on or with respect to the Premises, including, without limitation, all removal, containment and remedial actions in accordance with all applicable laws and in all events in a manner satisfactory to Mortgagee, and shall further pay or cause to be paid all clean-up, administrative and enforcement costs of governmental agencies with respect to Hazardous Substances on or with respect to the Premises if obligated to do so by contract or by law.

  (e)
  Verification. For the purposes of inspecting the Premises to ascertain the accuracy of all representations and warranties in this Mortgage relating to Hazardous Substances, and the observance of all covenants contained in this Section, (i) Mortgagee is hereby authorized to enter and inspect the Premises, including the interior of any structures, at reasonable times and after reasonable notice, for the purposes of performing appraisals, observing the Premises, taking and removing environmental samples, and conducting tests on any part of the Premises; and (ii) if and at any time Hazardous Substances are being handled on the Premises, Mortgagor shall furnish Mortgagee with such information and documents as may be reasonably requested by Mortgagee to confirm that such Hazardous Substances are being handled in compliance with all applicable federal, state and local statutes, ordinances, rules, regulations and other laws. Mortgagor shall reimburse Mortgagee upon demand for all costs and expenses, including without limitation reasonable attorneys’ fees, incurred by Mortgagee in connection with any such entry, inspection, testing and the obtaining of such information and documents. Mortgagee is under no duty, however, to visit or observe the Premises or to conduct tests, and any such acts by Mortgagee will be solely for the purposes of protecting Mortgagee’s security and preserving Mortgagee’s rights under this Mortgage. No site visit, observation or any report or mere findings made as a result thereof (“Environmental Report”) (i) will result in a waiver of any default of Mortgagor; (ii) impose any liability on Mortgagee; or (iii) be a representation or warranty of any kind regarding the Premises (including its condition or value or compliance with any laws) or the Environmental Report (including its accuracy or completeness). In the event Mortgagee has a duty or obligation under applicable laws, regulations or other requirements to disclose an Environmental Report to Mortgagor or any other party, Mortgagor authorizes Mortgagee to make such a disclosure. Mortgagor further understands and agrees that any Environmental Report or other information regarding a site visit, observation or testing that is disclosed to Mortgagor by Mortgagee or its agents and representatives is to be evaluated (including any reporting or other disclosure obligations of Mortgagor) by Mortgagor without advice or assistance from Mortgagee.

  (f)
  Indemnity for Certain Matters. Mortgagor shall be responsible for, and indemnify, defend, and hold harmless the Mortgagee from and against, any claim, judgment, loss, damage, demand, cost, expense or liability, known or unknown, contingent or otherwise, directly or indirectly arising out of or attributable to the use, generation, storage, release, threatened release, discharge, disposal, or presence (whether prior to or after the date of this Mortgage) of Hazardous Substances on, in, under or about the Premises including all costs and expenses incurred by the Mortgagee, including reasonable attorneys’ and consultants’ fees. The foregoing indemnification obligation shall be limited to the actual damages incurred by Mortgagee, including all advances or payments paid or agreed to be paid by Mortgagee pursuant to its rights to require environmental assessments, join or participate in any proceedings, cure the Mortgagor’s default or enforce its remedies,
  Indemnity for Certain Matters. Mortgagor shall be responsible for, and indemnify, defend, and hold harmless the Mortgagee from and against, any claim, judgment, loss, damage, demand, cost, expense or liability, known or unknown, contingent or otherwise, directly or indirectly arising out of or attributable to the use, generation, storage, release, threatened release, discharge, disposal, or presence (whether prior to or after the date of this Mortgage) of Hazardous Substances on, in, under or about the Premises including all costs and expenses incurred by the Mortgagee, including reasonable attorneys’ and consultants’ fees. The foregoing indemnification obligation shall be limited to the actual damages incurred by Mortgagee, including all advances or payments paid or agreed to be paid by Mortgagee pursuant to its rights to require environmental assessments, join or participate in any proceedings, cure the Mortgagor’s default or enforce its remedies,

  (a) prior to any judicial foreclosure of this Mortgage or deed delivered and accepted in lieu thereof, or (b) prior to any nonjudicial foreclosure of this Mortgage or deed delivered and accepted in lieu thereof. The obligations of the Mortgagor under this Section shall be mutually exclusive of any liabilities arising after a nonjudicial foreclosure of this Mortgage or the delivery and acceptance of a deed in lieu of such nonjudicial foreclosure, which are evidenced by the Environmental Indemnity, and are not secured hereby.  For clarity and notwithstanding the foregoing, Mortgagor shall have no liability for any damages incurred by or asserted against Mortgagee concerning Hazardous Substances to the extent that such were caused by actions, conditions or events that first occurred after Mortgagee or any affiliate thereof (or any purchaser at a foreclosure sale, pursuant to a deed in lieu transaction or any similar transaction) acquired title to the Property and such damages were not caused by the direct or indirect actions of Mortgagor.

  Section 5.8
  Name and Location; Organizational Matters; Litigation; Other Consents and Agreements; ERISA; Existence.
  (a)
  Name and Location of Mortgagor. Mortgagor represents and warrants to Mortgagee that it is a [______________] organized under the laws of the State of [______________], whose principal place of business or its chief executive office (if it has more than one place of business) is located at the address set forth for Mortgagor in Section 7.22 (Notices). Mortgagor further represents and warrants to Mortgagee that the exact legal name for Mortgagor is as set forth in the opening paragraph of this Mortgage. Mortgagor covenants that it will give Mortgagee thirty (30) days’ prior written notice of any act, event or occurrence which will cause the representations and/or warranties in this paragraph to become untrue in any respect.

  (b)
  Good Standing. Mortgagor represents and warrants to Mortgagee that it is validly existing and in good standing under the laws of the State of [______________] and in the State of South Carolina, and it has all necessary licenses, authorizations, registrations, permits and/or approvals to own its properties and to carry on its business as presently conducted.

  (c)
  Authorization. Mortgagor represents and warrants to Mortgagee that the execution of this Mortgage, the other Loan Documents and the Environmental Indemnity have been duly authorized and there is no provision in the organizational documents of Mortgagor requiring further consent for such action by any other Person.

  (d)
  No Litigation. Mortgagor represents and warrants to Mortgagee that Mortgagor is not involved in any litigation, arbitration, or other proceeding or governmental investigation pending which if determined adversely would materially adversely affect Mortgagor’s ability to perform in accordance with the Promissory Note, any other Loan Document, or the Environmental Indemnity. Mortgagor shall give prompt written notice to Mortgagee of any such pending or threatened matter.

  (e)

  No Other Consents. Mortgagor represents and warrants to Mortgagee that to the best of Mortgagor’s knowledge, no consent, approval, authorization or order of any court or Governmental Authority is required for the execution, delivery and performance by Mortgagor of, or compliance by Mortgagor with, this Mortgage or any of the other Loan Documents or the Environmental Indemnity or the consummation of the transactions contemplated hereby or thereby, other than those which have been obtained by Mortgagor.

  (f)
  No Plan Assets. Mortgagor represents and warrants to Mortgagee that (i) Mortgagor is acting on its own behalf and Mortgagor is not an employee benefit plan as defined in Section 3(3) of ERISA, which is subject to Title 1 of ERISA, nor a plan as defined in Section 4975(e)(1) of the Code (each of the foregoing hereinafter referred to collectively as a “Plan”); and (ii) Mortgagor’s assets do not constitute “plan assets” of one or more such Plans within the meaning of Department of Labor Regulation Section 2510.3-101, as modified by Section 3(42) of ERISA. Mortgagor shall not be reconstituted as a Plan or as an entity whose assets constitute “plan assets.”

  (g)
  Existence; Compliance with Governmental Requirements. Mortgagor shall do or cause to be done all things necessary to preserve, renew and keep in full force and effect its existence, rights, licenses, permits and franchises and comply with all present and future governmental requirements affecting or relating to Mortgagor, Mortgagor’s business, and the Premises. Mortgagor shall not use or permit the use of the Premises, or any part thereof, for any illegal purpose. Mortgagor shall furnish to Mortgagee, on request, reasonably satisfactory proof of compliance with any governmental requirement.

  Section 5.9
  Preservation and Maintenance of Premises; Right of Entry.
  (a)
  Preservation and Maintenance. Mortgagor (i) will not commit, permit to occur or suffer any waste or impairment or deterioration of the Premises, (ii) will not abandon the Premises, (iii) will restore or repair promptly and in a good and workmanlike manner all or any part of the Premises to the equivalent of its original condition, or such other condition as Mortgagee may approve in writing, in the event of any damage, injury or loss thereto, to the extent insurance proceeds, less applicable deductibles, are available to cover in the costs of such restoration or repair, (iv) will keep the Premises, including improvements, fixtures, equipment, machinery and appliances thereon, in good condition and repair and will replace fixtures, equipment, machinery and appliances of the Premises when necessary to keep such items in good condition and repair, and (v) will generally operate and maintain the Premises in a commercially reasonable manner for its intended use and occupancy.

  (b)
  Alterations. No building or other permanent improvement on the Land will be structurally altered, removed or demolished, in whole or in part, in any material way without Mortgagee’s prior written consent, not to be unreasonably
  Alterations. No building or other permanent improvement on the Land will be structurally altered, removed or demolished, in whole or in part, in any material way without Mortgagee’s prior written consent, not to be unreasonably withheld, conditioned or delayed, nor will any fixture or chattel covered by this Mortgage and adapted to the use and enjoyment of the Land be removed at any time without like consent unless actually replaced by an article of equal suitability, owned by Mortgagor, free and clear of any lien or security interest except such as may be approved in writing by Mortgagee.

  (c)
  Waiver of Right to Partition. Mortgagor irrevocably waives and covenants with Mortgagee not to pursue any partition of the Premises or any portion or proceeds thereof so long as any portion of the Secured Obligations remains outstanding.

  Section 5.10
  Use of Premises. Mortgagor will comply with, and will use commercially reasonable efforts to cause all tenants, invitees and other users of the Premises to comply with, all federal, state and municipal laws, ordinances, regulations and requirements of any governmental body, and all other covenants, conditions and restrictions, applicable to the Premises, and pay all taxes, fees and charges in connection therewith. The Premises may not be converted to a cooperative or condominium without Mortgagee’s prior written consent, which consent may be withheld in Mortgagee’s sole and absolute discretion. Unless required by applicable law or unless Mortgagee has otherwise agreed in writing, Mortgagor will not allow changes in the use for which all or any part of the Premises was intended at the time this Mortgage was executed. Mortgagor will not initiate or acquiesce in a change in the zoning classification of the Premises without Mortgagee’s prior written consent.
  Section 5.11
  Use of Proceeds; Commercial Purpose. Mortgagor shall use the proceeds of the Loan exclusively for commercial, business or investment purposes.
  Section 5.12
  Other Covenants. All of the covenants in the Promissory Note are incorporated herein by reference and, together with covenants in this Article 5, shall be covenants running with the land.
  Section 5.13
  No Agricultural Use. The Land is not used principally for agricultural or farming purposes.
  Section 5.14
  Insurance Requirements.
  (a)
  Policies. Mortgagor shall keep all Improvements now or hereafter placed on the Land continuously insured against loss by fire or other hazards from time to time required by Mortgagee in such amounts as are customary and as Mortgagee may reasonably require. All such policies (including renewals thereof), shall be: (a) issued by an insurance carrier acceptable to Mortgagee who is qualified and licensed to provide insurance in the State of South Carolina, (b) name Mortgagee as additional insured, lender loss payee, and/or mortgagee, as appropriate, (c) provide that the insurance carrier shall notify Mortgagee at least thirty (30) days before cancellation, termination or any material change of coverage, and (d) otherwise be in form and substance and contain such endorsements satisfactory to Mortgagee. Any
  Policies. Mortgagor shall keep all Improvements now or hereafter placed on the Land continuously insured against loss by fire or other hazards from time to time required by Mortgagee in such amounts as are customary and as Mortgagee may reasonably require. All such policies (including renewals thereof), shall be: (a) issued by an insurance carrier acceptable to Mortgagee who is qualified and licensed to provide insurance in the State of South Carolina, (b) name Mortgagee as additional insured, lender loss payee, and/or mortgagee, as appropriate, (c) provide that the insurance carrier shall notify Mortgagee at least thirty (30) days before cancellation, termination or any material change of coverage, and (d) otherwise be in form and substance and contain such endorsements satisfactory to Mortgagee. Any amount collected under any such insurance policy may be applied upon the Secured Obligations in such order as Mortgagee shall determine. Such application by Mortgagee shall not cause discontinuance of any proceedings to foreclose this Mortgage. In the event of foreclosure, all rights of Mortgagor in insurance policies then in force shall pass to the purchaser at the foreclosure sale. Mortgagor represents and warrants that it will provide proof of the insurance required to Mortgagee on not less than an annual basis. Notwithstanding any provision to the contrary contained in any of the documents securing or evidencing the Secured Obligations, Mortgagor shall not be required to obtain casualty insurance on any Improvements in excess of the replacement cost of the Improvements in violation of § 29-3-70 of the South Carolina Code of Laws, 1976, as amended.
  (b)
  Assignments as Security. As security for the Secured Obligations, Mortgagor hereby assigns to Mortgagee all required insurance policies, together with all monies and proceeds thereof, rights thereto and all unearned premiums returnable upon cancellation (all such assigned items constituting “Secured Property” for purposes of this Mortgage).
  (c)
  Payment; Renewals. Mortgagor shall promptly furnish to Mortgagee all renewal notices relating to insurance policies. Mortgagor shall pay all premiums on insurance policies directly to the carrier. At least thirty (30) days prior to the expiration date of each such policy, Mortgagor shall furnish to Mortgagee a renewal policy in a form acceptable to Mortgagee, together with evidence that the renewal premium has been paid.
  Section 5.15
  Insurance Proceeds.
  (a)
  In the event of any loss resulting in a claim exceeding the lesser of (i) Mortgagor’s commercially reasonable deductible amount and (ii) Ten Thousand and No/100 Dollars ($10,000.00), Mortgagor will give prompt written notice thereof to the insurance carrier and Mortgagee.
  (b)
  Except as may otherwise be required by applicable law, Mortgagee shall apply any insurance proceeds received hereunder first to the payment of the costs and expenses incurred in the collection of the proceeds and shall then apply the balance (the “Net Proceeds”), in its absolute discretion and without regard to the adequacy of its security, to:
  (1)
  The payment of indebtedness secured hereby, whether then due and payable or not. Any such application of proceeds to principal on the Promissory Note shall be without the imposition of any prepayment fee otherwise payable under the Promissory Note, but shall not extend or postpone the due dates of the installment payments under the Promissory Note or change the amounts thereof; or
  (2)

  The reimbursement of Mortgagor, under Mortgagee’s prescribed disbursement control procedures, for the cost of restoration or repair of the Premises. Mortgagee may, at its option, condition the reimbursement on Mortgagee’s approval of the plans and specifications of the reconstruction, contractor’s cost estimates, construction budget and schedule, architects’ certificates, waivers of liens, sworn statements of mechanics and materialmen, and such other evidence of costs, percentage completion of construction, application of payments and satisfaction of liens as Mortgagee may reasonably require.
  (c)
  Notwithstanding the provisions of Section 5.15(b), Mortgagee agrees that the Net Proceeds from a loss described in this Section will be made available under Section 5.15(b)(2) above to reimburse Mortgagor or pay directly for the cost of restoration or repair of the Premises, provided that each of the following conditions is satisfied:
  (1)
  At the time the proceeds are received, and all times during the restoration or repair of the Premises, no event or circumstance exists which is or which with the passage of time, the giving of notice, or both will constitute an Event of Default;
  (2)
  The Net Proceeds are less than the indebtedness then secured by this Mortgage;
  (3)
  The Net Proceeds are received more than one (1) year prior to the maturity date of the Promissory Note;
  (4)
  Mortgagor gives Mortgagee written notice within sixty (60) days after the proceeds are received that it intends to restore or repair the Premises and requests that the Net Proceeds be made available therefor, and Mortgagor thereafter promptly commences the restoration or repair and completes the same with reasonable diligence in accordance with plans and specifications approved by Mortgagee, which approval shall not be unreasonably withheld;
  (5)
  The Net Proceeds are sufficient, in Mortgagee’s reasonable judgment, to restore or repair the Premises substantially to its condition prior to the damage or destruction or, if in Mortgagee’s reasonable business judgment they are not, Mortgagor deposits with Mortgagee funds in an amount equal to the deficiency, which funds Mortgagee may, at its option, require be expended prior to use of the Net Proceeds; and
  (6)
  Mortgagee receives evidence satisfactory to Mortgagee that the Premises can lawfully be restored or repaired to its condition prior to the damage and destruction and that, upon completion of the restoration or repair,
  Mortgagee receives evidence satisfactory to Mortgagee that the Premises can lawfully be restored or repaired to its condition prior to the damage and destruction and that, upon completion of the restoration or repair, the Premises can be operated substantially as it was before and will produce substantially as much income from tenant leases as it did before the damage or destruction.
  (d)
  Except to the extent, if any, that insurance proceeds are applied to payment of the Secured Obligations, nothing herein contained shall be deemed to excuse Mortgagor from restoring, repairing or maintaining the Premises as provided in Section 5.9 (Preservation and Maintenance of Premises; Right of Entry), regardless of whether there are insurance proceeds available or whether any such proceeds are sufficient in amount.
  (e)
  If the Premises is sold pursuant to Section 5.17 (Restrictions on Transfer or Encumbrance of the Premises) or Article 6 (Remedies), or if Mortgagee otherwise acquires title to the Premises, Mortgagee shall have all of the right, title and interest of Mortgagor in and to any insurance policies and unearned premiums thereon and in and to the proceeds resulting from any damage to the Premises prior to such sale or acquisition.
  Section 5.16
  Condemnation.
  (a)
  Proceedings. Mortgagor will promptly notify Mortgagee of any action or proceeding relating to any condemnation or other taking (including without limitation change of grade), whether direct or indirect, of the Premises or part thereof or interest therein, and Mortgagor will appear in and prosecute any such action or proceeding unless otherwise directed by Mortgagee in writing. Mortgagor grants Mortgagee a power of attorney, which power of attorney is coupled with an interest and is irrevocable, to commence, appear in and prosecute, in Mortgagee’s or Mortgagor’s name, any action or proceeding relating to any such condemnation or other taking, and to settle or compromise any claim in connection with such condemnation or other taking; provided, however, that Mortgagee shall have no obligation to do so. All awards, payments, damages, direct, consequential and otherwise, claims, and proceeds thereof, in connection with any such condemnation or other taking, or for conveyances in lieu of condemnation, are hereby absolutely and irrevocably assigned to Mortgagee (all such assigned items constituting “Premises” for purposes of this Mortgage); and Mortgagor hereby authorizes the payor to pay to Mortgagee, all proceeds of any such awards, payments, damages or claims shall be paid to Mortgagee.
  (b)
  Application of Proceeds. Mortgagee shall apply any such proceeds in the manner and upon the terms and conditions set forth in Section 5.15(b) and Section 5.15(c) relating to the application of insurance proceeds.  For clarity, any application of condemnation proceeds to principal on the Promissory Note shall be without the imposition of any prepayment fee otherwise payable under the Promissory Note.
  Section 5.17
  Restrictions on Transfer or Encumbrance of the Premises.
  (1)

  A “Transfer” is, whether voluntary or involuntary, by operation of law or otherwise: a transfer of 50% or more of the voting securities (“Change in Control”) of Mortgagor’s manager Arrived Holdings, Inc., a Delaware corporation (“Manager”) to a person who is not now a shareholder or owner of Manager (“Change in Control Transfer”). Notwithstanding the foregoing, there is no Change in Control in the event there is a Change in Control of Manager in connection with a sale, merger, division, consolidation or reorganization, or asset sale, provided that all of the following conditions are satisfied (a “Permitted Change in Control Transfer”):  (a) there is no uncured Event of Default; (b) in the event of a Change in Control, manager’s successor shall have a net worth at least equal to manager’s net worth as of the day prior to the proposed Change in Control; and (c) Mortgagor shall give Lender written notice prior to the effective date of the Change in Control Transfer. Mortgagor’s notice to Lender shall include information and documentation evidencing the Permitted Change in Control Transfer and showing that each of the above conditions has been satisfied.  The foregoing is herein referred to as permitted transfer, which may be made without Lender’s prior consent.

  (b)
  Except as otherwise provided herein, no Transfer is permitted without the prior written consent of Mortgagee, which Mortgagee may withhold in its sole and absolute discretion. With respect to each and every Transfer for which Mortgagee has agreed to provide consent, Mortgagor shall give Mortgagee (1) prior written notice of the proposed Transfer, (2) copies of all transfer documentation, and (3) a $2,000.00 transfer review fee, which transfer fee shall be nonrefundable, fully earned by Mortgagee upon receipt, and not applied to the outstanding balance of the Loan. Notwithstanding the foregoing, no Transfer shall be permitted if the transferee or any affiliate of the transferee is a Person (a) that is listed in the Annex to, or is otherwise subject to the provisions of, EO 13224; (b) whose name appears on the OFAC most current list of “Specifically Designated National and Blocked Persons -- (which list may be published from time to time in various mediums, including, but not limited to, the OFAC website (http://www.treasury.gov/ofac/downloads/t11sdn/pdf); (c) who commits, threatens to commit or supports “terrorism,” as that term is defined in EO 13224; or (d) who is otherwise affiliated with any Person listed above. Mortgagee’s consent to any Transfer or its waiver of an Event of Default by reason of a Transfer shall not constitute a consent or waiver of any right, remedy or power accruing to Mortgagee by reason of any subsequent Transfer.
  (c)
  Except as otherwise provided herein, for any Transfer permitted under Section 5.17(b), Mortgagee may condition its consent upon, among other things, including: the Premises having been and assurances that it shall continue to be well maintained and managed in a manner satisfactory to Mortgagee in its sole and absolute discretion; Mortgagee’s approval of the Transfer terms, documents and background materials; there being no uncured Event of Default under this Mortgage; for any Transfer involving an interest in the Premises, Mortgagor furnishing an endorsement to Mortgagee’s title insurance policy insuring the continued validity and priority of the lien of this Mortgage following the Transfer and such subordination agreements and
  Except as otherwise provided herein, for any Transfer permitted under Section 5.17(b), Mortgagee may condition its consent upon, among other things, including: the Premises having been and assurances that it shall continue to be well maintained and managed in a manner satisfactory to Mortgagee in its sole and absolute discretion; Mortgagee’s approval of the Transfer terms, documents and background materials; there being no uncured Event of Default under this Mortgage; for any Transfer involving an interest in the Premises, Mortgagor furnishing an endorsement to Mortgagee’s title insurance policy insuring the continued validity and priority of the lien of this Mortgage following the Transfer and such subordination agreements and other documents as may be required by Mortgagee or its title company to issue the endorsement; and Mortgagor furnishing proof of payment of any taxes (or exemption therefrom) arising in connection with the Transfer. Unless Mortgagee in its sole and absolute discretion otherwise agrees in writing at that time, no Transfer shall release the transferor from any liability under the Loan Documents or the Environmental Indemnity. By accepting a Transfer, the transferee assumes any and all liability of the transferor under the Loan Documents and the Environmental Indemnity to the extent the transferor has personal liability. At Mortgagee’s request, the parties shall execute agreements, guaranties and indemnities in form and substance acceptable to Mortgagee. Regardless whether Mortgagee consents to a Transfer request, Mortgagor agrees to pay all of Mortgagee’s out-of-pocket expenses incurred in connection with any Transfer request, including without limitation title fees and attorneys’ fees and costs, and Mortgagee may condition its willingness to consider a Transfer request upon a deposit to pay for Mortgagee’s expenses.
  (d)
  Upon breach of this Section, Mortgagee may declare all sums due under the Promissory Note and Mortgage immediately due and payable, unless prohibited by applicable law, and Mortgagee may invoke any rights and remedies provided under Article 6 (Remedies).
  Section 5.18
  Reimbursement of Mortgagee’s Expenses. Mortgagor agrees to pay all reasonable and documented expenses of Mortgagee incurred in connection with the application for, processing of, drafting of, and making of the Loan, including, without limitation, title insurance premiums, escrow fees, search fees and related charges, survey costs, brokerage commissions, appraisal costs, inspections by professionals (for hazardous materials, asbestos, roof or building structural conditions, seismic analysis, etc.), recording charges, mortgage taxes, revenue stamps, Mortgagee’s reasonable attorney’s fees, and escrow, settlement and disbursement charges and expenses. Without limiting the foregoing, all amounts disbursed by Mortgagee pursuant to Section 5.2 (First Lien Status; Protection of Mortgagee’s Security) or any other provision of this Mortgage or any other Loan Document, with interest thereon, shall be additional indebtedness of Mortgagor secured by this Mortgage. All such amounts shall be immediately due and payable and shall bear interest from the date of disbursement at the interest rate in effect on the Promissory Note from time to time, or at the maximum rate which may be collected from Mortgagor on such amounts by the payee thereof under applicable law if that is less.
  Section 5.19
  Books and Records; Financial Statements. Mortgagor will keep and maintain at Mortgagor’s address stated in Section 7.22 (Notices), or such other place as Mortgagee may approve in writing, books of accounts and records adequate to reflect correctly the results of the operation of the Premises and copies of all written contracts, leases and other instruments which affect the Premises. Such books, records, contracts, leases and other instruments shall be subject to examination, inspection and copying at any reasonable time by Mortgagee. Mortgagor will furnish to Mortgagee, within ten (10) days after Mortgagee’s request therefor, the following documents, each certified to Mortgagee by Mortgagor as being true, correct and complete: (a) a copy of all leases and other agreements
  Books and Records; Financial Statements. Mortgagor will keep and maintain at Mortgagor’s address stated in Section 7.22 (Notices), or such other place as Mortgagee may approve in writing, books of accounts and records adequate to reflect correctly the results of the operation of the Premises and copies of all written contracts, leases and other instruments which affect the Premises. Such books, records, contracts, leases and other instruments shall be subject to examination, inspection and copying at any reasonable time by Mortgagee. Mortgagor will furnish to Mortgagee, within ten (10) days after Mortgagee’s request therefor, the following documents, each certified to Mortgagee by Mortgagor as being true, correct and complete: (a) a copy of all leases and other agreements for the occupancy or use of all or any part of the Premises, (b) a rent roll for the Premises, showing the name of each tenant, and for each tenant, the unit occupied, the number of square feet rented, the lease expiration date, the rent payable, the date through which rent has been paid, the amount of any security deposit and the number and term of any renewal options, (c) a copy of the most recent real and personal property tax statements for the Premises, (d) a copy of the most recent statements for the insurance coverages maintained under Section 5.14 (Insurance Requirements) of this Mortgage, and (e) a statement of income and expenses of the Premises for the most recently ended fiscal year of Mortgagor. In addition, Mortgagor will furnish to Mortgagee, within ten (10) days after Mortgagee’s request therefor, complete and current financial statements, in reasonable detail and certified as correct by Mortgagor. Mortgagor hereby irrevocably authorizes Mortgagee to obtain credit reports on Mortgagor on one or more occasions during the term of the Loan.
  Section 5.20
  Reserves.
  (a)
  Deposits. If there is an uncured Event of Default, Mortgagee may require Mortgagor, at the time of making each installment payment under the Promissory Note, to deposit with Mortgagee a sum, as estimated by Mortgagee, in its sole, but reasonable discretion, equal to (i) the rents under any ground lease, (ii) the taxes and special assessments next due on the Premises, and (iii) the premiums that will next become due on insurance policies as may be required under this Mortgage, less all sums already deposited therefor, divided by the number of months to elapse at least thirty (30) days prior to the date when such rents, taxes, special assessments and premiums will become delinquent. Mortgagee may require Mortgagor to deposit with Mortgagee, in advance, such other sums for other taxes, assessments, premiums, charges and impositions in connection with Mortgagor or the Premises as Mortgagee deems necessary, in its sole and absolute discretion, to protect Mortgagee’s interests (herein “Other Impositions”). Such sums for Other Impositions shall be deposited in periodic installments, at Mortgagee’s option. If required by Mortgagee, Mortgagor will promptly deliver to Mortgagee all bills and notices with respect to any rents, taxes, assessments, premiums and Other Impositions. All sums deposited with Mortgagee under this paragraph (a) are hereby pledged as security for the Secured Obligations.
  (b)
  Application of Deposits. All such deposited sums shall be held by Mortgagee and applied in such order as Mortgagee elects to pay such rents, taxes, assessments, premiums and Other Impositions or, upon the occurrence of an uncured Event of Default, may be applied in whole or in part, to indebtedness secured hereby. The arrangement provided for in this Section is solely for the added protection of Mortgagee and, except as may otherwise be required by applicable law, entails no responsibility on Mortgagee’s part beyond the allowing of due credit, without interest, for the sums actually received by it. Upon any assignment of this Mortgage by Mortgagee, any funds on hand shall be turned over to the assignee and any responsibility of Mortgagee with respect thereto shall terminate. Each transfer of the Premises shall automatically transfer to the transferee all rights of Mortgagor with
  Application of Deposits. All such deposited sums shall be held by Mortgagee and applied in such order as Mortgagee elects to pay such rents, taxes, assessments, premiums and Other Impositions or, upon the occurrence of an uncured Event of Default, may be applied in whole or in part, to indebtedness secured hereby. The arrangement provided for in this Section is solely for the added protection of Mortgagee and, except as may otherwise be required by applicable law, entails no responsibility on Mortgagee’s part beyond the allowing of due credit, without interest, for the sums actually received by it. Upon any assignment of this Mortgage by Mortgagee, any funds on hand shall be turned over to the assignee and any responsibility of Mortgagee with respect thereto shall terminate. Each transfer of the Premises shall automatically transfer to the transferee all rights of Mortgagor with respect to any funds accumulated hereunder. Upon payment in full of the Secured Obligations, Mortgagee shall promptly refund to Mortgagor the remaining balance of any deposits then held by Mortgagee without interest.
  (c)
  Adjustments to Deposits. If the total deposits held by Mortgagee exceed the amount deemed necessary by Mortgagee, in its sole and absolute discretion, to provide for the payment of such rents, taxes, assessments, premiums and Other Impositions as the same fall due, then such excess shall, provided no Event of Default then exists hereunder, be credited by Mortgagee on the next due installment or installments of such deposits. If at any time the total deposits held by Mortgagee is less than the amount deemed necessary by Mortgagee to provide for the payment thereof as the same fall due, then Mortgagor will deposit the deficiency with Mortgagee within thirty (30) days after written notice to Mortgagor stating the amount of the deficiency.
  Section 5.21
  Prohibited Person Compliance. For purposes of this paragraph, “Debtor Entity” means Mortgagor, any guarantor of the Loan, and any indemnitor under the Environmental Indemnity. Mortgagor warrants, represents and covenants that no Debtor Entity is or will be a Person (i) that is listed in the Annex to, or otherwise subject to the provisions of, Executive Order 13224 issued on September 24, 2001 (“EO 13224”); (ii) whose name appears on the United States Treasury Department’s Office of Foreign Assets Control (“OFAC”) most current list of “Specifically Designated National and Blocked Persons” (which list may be published from time to time in various mediums, including, but not limited to, the OFAC website (http://www.treasury.gov/ofac); (iii) who commits, threatens to commit or supports “terrorism,” as that term is defined in EO 13224; or (iv) who is otherwise affiliated with any Person listed above (any and all parties or Persons described in subparts (i)-(iv) above are herein referred to as a “Prohibited Person”). Mortgagor covenants and agrees that no Debtor Entity will (A) conduct any business, nor engage in any transaction or dealing, with any Prohibited Person, including, but not limited to, the making or receiving of any contribution of funds, goods, or services, to or for the benefit of a Prohibited Person, or (B) engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in EO 13224. Upon Mortgagee’s request, Mortgagor further covenants and agrees to deliver to Mortgagee any certification or other evidence as may be requested by Mortgagee in its sole and absolute discretion, confirming that no Debtor Entity is a Prohibited Person or has taken any action described in subparts (A) and (B) above.
  Section 5.22
  Flood Zone. Mortgagor represents and warrants to Mortgagee’s knowledge that no portion of the Premises is located in an area identified by the Federal Emergency Management Agency as a special flood hazard area. If determined at any time that any part of the Premises is located in an area identified on a Flood Hazard Boundary Map or Flood Insurance Rate Map issued by the Federal Emergency Management Agency as having special flood hazards and flood insurance has been made available, Mortgagor will also maintain a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration with a generally acceptable insurance carrier, in an amount
  Flood Zone. Mortgagor represents and warrants to Mortgagee’s knowledge that no portion of the Premises is located in an area identified by the Federal Emergency Management Agency as a special flood hazard area. If determined at any time that any part of the Premises is located in an area identified on a Flood Hazard Boundary Map or Flood Insurance Rate Map issued by the Federal Emergency Management Agency as having special flood hazards and flood insurance has been made available, Mortgagor will also maintain a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration with a generally acceptable insurance carrier, in an amount not less than the maximum amount of insurance which is available under the National Flood Insurance Act of 1968, the Flood Disaster Protection Act of 1973 or the National Flood Insurance Reform Act of 1994, as amended.
  Section 5.23
  Releases, Extensions, Modifications and Additional Security. Without affecting the personal liability of any Person, including Mortgagor, for the payment of the Secured Obligations or the lien of this Mortgage on the remainder of the Secured Property for the unpaid amount of the Secured Obligations, Mortgagee may from time to time and without notice:
  (a)
  release any person liable for payment of any Secured Obligation;
  (b)
  extend the time for payment, or otherwise alter the terms of payment, of any Secured Obligation;
  (c)
  accept additional real or personal property of any kind as security for any Secured Obligation, whether evidenced by deeds of trust, mortgages, security agreements or any other instruments of security;
  (d)
  alter, substitute or release any property securing the Secured Obligations;
  (e)
  consent to the making of any plat or map of the Secured Property or any part of it;
  (f)
  join in granting any easement or creating any restriction affecting the Secured Property;
  (g)
  join in any subordination or other agreement affecting this Mortgage or the lien of it; or
  (h)
  release the Secured Property or any part of it from the lien of this Mortgage.
  Section 5.24
  Release. When all of the Secured Obligations have been paid in full and no further commitment to extend credit continues, Mortgagee shall release the Secured Property, or so much of it as is then held under this Mortgage, from the lien of this Mortgage. In the event this Mortgage secures more than one legal parcel (or the Secured Property includes more than one legal parcel) and notwithstanding any other provision herein, Mortgagee agrees that it shall upon request by Mortgagor provide Mortgagor with a release in form and substance satisfactory to Mortgagee (a “Release”), regarding a portion of the Secured Property designated by Mortgagor for release and which is approved in writing by Mortgagee in its sole discretion (each a “Release Parcel”), from this Mortgage upon the satisfaction of the following conditions, as determined solely by Mortgagee:
  (a)
  No Default or Event of Default is then occurring, and no
  No Default or Event of Default is then occurring, and no

  Default or Event of Default will result from the making of the Release;

  (b)
  Mortgagee shall have received not less than fifteen (15) Business Days’ prior written notice of the estimated date of the proposed Release;

  (c)
  Mortgagee shall have determined, in its sole discretion, that the portions of the Secured Property remaining subject to the lien of this Mortgage following any such partial release (the “Remaining Property”) shall have access at its boundary to and be adjacent to and contiguous with, publicly dedicated and improved roads or highways then in existence;

  (d)
  Mortgagee shall have first received all of the following with respect to the Release Parcel and Remaining Property, at Borrower’s sole cost and expense:

  (1)
  payment to Mortgagee in full of an amount equal to one hundred percent (100%) of the unpaid principal balance of Loan Amount allocated to such Release Parcel, as determined by Mortgagee in its reasonable discretion (the “Release Price”), in certified funds (or other good and sufficient funds satisfactory to Mortgagee in its sole discretion) which are immediately available to Mortgagee without any escrow or other condition, all as determined solely by Mortgagee; provided, however, that the amount of any payment made in connection with the delivery of a Release shall be in addition to all amounts due and payable by Borrower as of the date that payment thereof is made to Mortgagee, including, without limitation, amounts due in connection with the Loan;

  (2)
  evidence that the Release Parcel and the Remaining Property are each legal parcels lawfully created in compliance with all applicable subdivision laws and ordinances;

  (3)
  evidence that the Remaining Property has the benefit of all utilities, easements, public and/or private streets, covenants, conditions and restrictions as may be necessary, in Mortgagee’s reasonable opinion, for the use thereof;

  (4)
  evidence satisfactory to Mortgagee that all taxes, bonds or assessments, which constitute a lien against the Secured Property have been properly allocated between the Release Parcel and the Remaining Property;

  (5)
  if any, payment of Mortgagee’s out-of-pocket reasonable expenses, including, without limitation, the fees and expenses of counsel, in connection with the Release, the cost of all title insurance endorsements requested by Mortgagee, and any trustee’s fees and recording if any, payment of Mortgagee’s out-of-pocket reasonable expenses, including, without limitation, the fees and expenses of counsel, in connection with the Release, the cost of all title insurance endorsements requested by Mortgagee, and any trustee’s fees and recording costs in connection with the partial release;

  (6)
  such other documents, instruments and certifications as Mortgagee may reasonably request; and

  (7)
  Mortgagee shall have received, at Borrower’s sole cost and expense, all title insurance endorsements required by Mortgagee with respect to the Title Policy.

  (e)
  Amounts received by Mortgagee pursuant to this Section 16 shall be applied as follows:

  (1)
  FIRST, to the payment of any unpaid costs and expenses due in connection with the loan, including but not limited to, the Release Price;

  (2)
  SECOND, to any accrued and unpaid interest due in connection with the loan; and

  (3)
  LASTLY, to the outstanding principal balance of the Loan Amount.

  (f)
  Mortgagee shall provide a Release in the ordinary course of business, only after Mortgagee has received payment in full of the Release Price and upon the satisfaction of all other conditions set forth in this Section.

  Section 5.25
  Compensation and Reimbursement of Costs and Expenses.
  (a)
  Mortgagor shall pay or reimburse all of Mortgagee’s reasonable and documented costs and expenses which are incurred in rendering services required under this Mortgage.
  (b)
  Mortgagor further agrees to pay or reimburse Mortgagee for all reasonable and documented costs, expenses and other advances which may be incurred or made by Mortgagee to protect or preserve the Secured Property or to enforce any terms of this Mortgage, including the exercise of any rights or remedies afforded to Mortgagee under Article 6 (Remedies), whether any lawsuit is filed or not, or in defending any action or proceeding arising under or relating to this Mortgage, including attorneys’ fees and other legal costs, costs of any sale of the Secured Property and any cost of evidence of title. This Mortgage shall place all third parties on notice that protective advances may have been made under this Mortgage and that appropriate inquiry should be made of Mortgagee as to the amount of any protective advances, all of which, to the fullest extent permitted by South Carolina law, will be considered future advances under applicable law.
  (c)

  Mortgagor shall pay all reasonable and documented obligations arising under this Section promptly upon demand by Mortgagee. Each such obligation shall be added to, and considered to be part of, the principal of the Secured Obligations, and if not paid within ten (10) days of notice thereof shall bear interest from the date the obligation arises at the rate provided in any instrument or agreement evidencing the Secured Obligations. If more than one rate of interest is applicable to the Secured Obligations, the highest rate shall be used for purposes hereof.
  Section 5.26
  Exculpation and Indemnification.
  (a)
  Unless due to Mortgagee’s gross negligence or willful misconduct, Mortgagee shall not be directly or indirectly liable to Mortgagor or any other Person as a consequence of any of the following:
  (1)
  Mortgagee’s exercise of or failure to exercise any rights, remedies or powers granted to it in this Mortgage;
  (2)
  Mortgagee’s failure or refusal to perform or discharge any obligation or liability of Mortgagor under any agreement related to the Secured Property or under this Mortgage;
  (3)
  Mortgagee’s failure to produce Rents from the Secured Property or to perform any of the obligations of the lessor under any lease covering the Secured Property;
  (4)
  any waste committed by lessees of the Secured Property or any other parties, or any dangerous or defective condition of the Secured Property; or
  (5)
  any loss sustained by Mortgagor or any third party resulting from any act or omission of Mortgagee in operating or managing the Secured Property upon exercise of the rights or remedies afforded Mortgagee under Article 6 (Remedies), unless the loss is caused by the willful misconduct, gross negligence or bad faith of Mortgagee, as determined by a court of competent jurisdiction on final, non-appealable order.
  Mortgagor hereby expressly waives and releases all liability of the types described above, and agrees that no such liability shall be asserted against or imposed upon Mortgagee.

  (b)
  Mortgagor agrees to indemnify Mortgagee against and hold Mortgagee harmless from all losses, damages, liabilities, claims, causes of action, judgments, court costs, attorneys’ fees and other legal expenses, cost of evidence of title, cost of evidence of value, and other costs and expenses which Mortgagee may suffer or incur in performing any act required or permitted by this Mortgage or by law or because of any failure of Mortgagor to perform any of its obligations. This agreement by
  Mortgagor agrees to indemnify Mortgagee against and hold Mortgagee harmless from all losses, damages, liabilities, claims, causes of action, judgments, court costs, attorneys’ fees and other legal expenses, cost of evidence of title, cost of evidence of value, and other costs and expenses which Mortgagee may suffer or incur in performing any act required or permitted by this Mortgage or by law or because of any failure of Mortgagor to perform any of its obligations. This agreement by

  Mortgagor to indemnify Mortgagee shall survive the release and cancellation of any or all of the Secured Obligations and the full or partial release of this Mortgage for twelve (12) months.
  Section 5.27
  Security Agreement, Financing Statement, and Fixture Filing.  This Mortgage shall be effective as and constitute a security agreement, financing statement, and fixture filing within the meaning of the Uniform Commercial Code as in effect in the State of South Carolina and is to be filed in the real estate records in lieu of a financing statement as a fixture filing pursuant to the UCC.
  Insofar as any item of property included in the Secured Property which is or might be deemed to be “personal property” is concerned, this Mortgage is hereby made and declared to be a security agreement, granting a security interest in and to each and every item of such property included in the Secured Property (hereinafter collectively referred to as the “Collateral”), in compliance with the provisions of the Uniform Commercial Code as enacted in the State of South Carolina.  A financing statement or statements reciting this Mortgage to be a security agreement, covering all of the Collateral, shall be appropriately filed.  The remedies for any violation of the covenants, terms and conditions of the security agreement herein contained shall be (i) as prescribed herein, or (ii) as prescribed by general law, or (iii) as prescribed by the specific statutory consequences now or hereafter enacted and specified in said Uniform Commercial Code, all at Mortgagee’s sole election.  The mention of any such financing statement(s) of the rights in and to the proceeds of any hazard insurance policy, or any award in eminent domain proceedings for a taking or for loss of value, or Mortgagor’s interest as lessor in any present or future lease or rights to income growing out of the use and/or occupancy of the Secured Property, whether pursuant to lease or otherwise, shall never be construed as in any way altering any of the rights of Mortgagee as determined by this instrument or impugning the priority of Mortgagee’s lien granted hereby or by any other recorded document, but such mention in such financing statement(s) is declared to be for the protection of Mortgagee in the event any court shall at any time hold, with respect to any such matter, that notice of Mortgagee’s priority of interest, to be effective against a particular class of persons, must be filed in the Uniform Commercial Code records.  Mortgagor warrants that (i) Mortgagor’s (that is, “Debtor’s”) name, identity or organizational structure and residence or principal place of business are as set forth in Exhibit B attached hereto and by this reference made a part hereof; (ii) Mortgagor (that is, “Debtor”) has been using or operating under said name, identity or organizational structure without change for the time period set forth in Exhibit B attached hereto and by this reference made a part hereof; and (iii) the location of all collateral constituting fixtures is upon the Land.  Mortgagor covenants and agrees that Mortgagor will furnish Mortgagee with notice of any change in name, identity, organizational structure, residence or principal place of business within sixty (60) days of the effective date of any such change and Mortgagor authorizes Mortgagee to file any financing statements or other instruments deemed necessary by Mortgagee to prevent any filed financing statement from becoming misleading or losing its perfected status.  The information contained in this Section 5.27 is provided in order that this Mortgage shall comply with the requirements of the Uniform Commercial Code, as enacted in the State of South Carolina, for instruments to be filed as financing statements.  The names of the “Debtor” and the “Secured

  Party”, the identity or organizational structure and residence or principal place of business of “Debtor”, and the time period for which “Debtor” has been using or operating under said name and identity or organizational structure without change, are as set forth in Schedule 1 of Exhibit B attached hereto and by this reference made a part hereof; the mailing address of the “Secured Party” from which information concerning the security interest may be obtained, and the mailing address of “Debtor”, are as set forth in Schedule 2 of said Exhibit B attached hereto; and a statement indicating the types, or describing the items, of collateral is set forth in this Mortgage.
  ARTICLE 6
  REMEDIES.
  Section 6.1
  Remedies. At any time after the occurrence of an uncured Event of Default, Mortgagee shall be entitled to invoke any and all of the rights and remedies described below, as well as any other rights and remedies authorized by law. All of such rights and remedies shall be cumulative, and the exercise of any one or more of them shall not constitute an election of remedies. Nothing in this Mortgage dealing with foreclosure procedures or specifying particular actions to be taken by Mortgagee or any similar officer in connection with a foreclosure sale shall be deemed to contradict or add to the requirements and procedures now or in the future specified by South Carolina law, and any inconsistency shall be resolved in favor of South Carolina law applicable at the time of foreclosure.
  Section 6.2
  Acceleration. Mortgagee may declare the Secured Obligations to be immediately due and payable, without further notice, presentment, protest, notice of intent to accelerate, notice of acceleration, demand or action of any nature whatsoever (each of which hereby is expressly waived by Mortgagor), whereupon the same shall become immediately due and payable.
  Section 6.3
  Receiver.  Obtain an order, ex parte, from a state or federal court appointing a receiver for (i) the business operations of Mortgagor, (ii) the Secured Property; and/or (iii) any or all of the assets and property rights of Mortgagor. Mortgagee’s right to obtain such an order ex parte from such court shall be as a matter of right and, to the extent not otherwise required by South Carolina law, without notice to Mortgagor or anyone claiming under Mortgagor, and without regard to the then value of the Secured Property or the interest of Mortgagor therein.  Mortgagor irrevocably agrees that any receiver appointed pursuant to this subsection may have all of the powers and duties of receivers in like or similar cases, including the right, with Mortgagee’s express written consent, to operate and sell all property of the receivership estate, and that such powers and duties shall be vested in the receiver until the later of (x) the date of confirmation of sale of the receivership estate, (y) the date of expiration of any redemption period, or (z) the date the receiver is discharged.
  Section 6.4
  Entry on Secured Property. Mortgagee, in person, by agent or by court-appointed receiver, may enter, take possession of, manage and operate all or any part of the Secured Property, and in its own name or in the name of Mortgagor sue for or otherwise collect any and all Rents, including those that are past due, and may also do any and
  Entry on Secured Property. Mortgagee, in person, by agent or by court-appointed receiver, may enter, take possession of, manage and operate all or any part of the Secured Property, and in its own name or in the name of Mortgagor sue for or otherwise collect any and all Rents, including those that are past due, and may also do any and all other things in connection with those actions that Mortgagee may in its sole discretion consider necessary and appropriate to protect the security of this Mortgage, including, without limitation, take exclusive possession of the Secured Property and of all books, records and accounts relating thereto, all in accordance with applicable laws. Such other things may include: entering into, enforcing, modifying, or canceling leases on such terms and conditions as Mortgagee may consider proper; obtaining and evicting tenants; fixing or modifying Rents; completing any unfinished construction; contracting for and making repairs and alterations; performing such acts of cultivation or irrigation as necessary to conserve the value of the Secured Property; and preparing for harvest, harvesting and selling any crops that may be growing on the property. Mortgagor hereby irrevocably constitutes and appoints Mortgagee as its attorneyinfact to perform such acts and execute such documents as Mortgagee in its sole discretion may consider to be appropriate in connection with taking these measures, including endorsement of Mortgagor’s name on any instruments. Mortgagor agrees to deliver to Mortgagee all books and records pertaining to the Secured Property, including computer-readable memory and any computer hardware or software necessary to access or process such memory, as may reasonably be requested by Mortgagee in order to enable Mortgagee to exercise its rights under this Section. If Mortgagor remains in possession of the Secured Property after an uncured Event of Default and without Mortgagee’s prior written consent, Mortgagee may invoke any legal remedies to dispossess Mortgagor in accordance with applicable law.
  Section 6.5
  Election to Cure. Mortgagee may cure any breach or default of Mortgagor, and if it chooses to do so in connection with any such cure, Mortgagee may also enter the Secured Property and/or do any and all other things which it may in its sole discretion consider necessary and appropriate to protect the security of this Mortgage. Such other things may include: appearing in and/or defending any action or proceeding which purports to affect the security of, or the rights or powers of Mortgagee under, this Mortgage; paying, purchasing, contesting or compromising any encumbrance, charge, lien or claim of lien which in Mortgagee’s sole judgment is or may be senior in priority to this Mortgage, such judgment of Mortgagee to be conclusive as among the parties to this Mortgage; obtaining insurance and/or paying any premiums or charges for insurance required to be carried under this Mortgage; otherwise caring for and protecting any and all of the Secured Property; and/or employing counsel, accountants, contractors and other appropriate Persons to assist Mortgagee. Mortgagee may take any of the actions permitted hereunder either with or without giving notice to any Person.
  Section 6.6
  Judicial Foreclosure. Mortgagee may proceed to protect and enforce the rights of Mortgagee hereunder (i) by any action at law, suit in equity or other appropriate proceedings, whether for the specific performance of any agreement contained herein, or for an injunction against the violation of any of the terms hereof, or in aid of the exercise of any power granted hereby or by law, or (ii) by the judicial foreclosure of this Mortgage.  In any suit to foreclose the lien, there shall be allowed and included as additional indebtedness, all expenditures and expenses authorized by applicable law as Mortgagee may deem reasonably necessary either to prosecute such suit or to evidence to bidders at sales which may be had pursuant to such decree the true conditions of the title to or the value of the
  Judicial Foreclosure. Mortgagee may proceed to protect and enforce the rights of Mortgagee hereunder (i) by any action at law, suit in equity or other appropriate proceedings, whether for the specific performance of any agreement contained herein, or for an injunction against the violation of any of the terms hereof, or in aid of the exercise of any power granted hereby or by law, or (ii) by the judicial foreclosure of this Mortgage.  In any suit to foreclose the lien, there shall be allowed and included as additional indebtedness, all expenditures and expenses authorized by applicable law as Mortgagee may deem reasonably necessary either to prosecute such suit or to evidence to bidders at sales which may be had pursuant to such decree the true conditions of the title to or the value of the

  Secured Property.  All expenditures and expenses of the nature mentioned in this paragraph, and such other expenses and fees as may be incurred in the protection of the Secured Property and Rents and income therefrom and the maintenance of the lien of this Mortgage, including the reasonable fees of any attorney employed by Mortgagee in connection with any foreclosure, litigation or other proceedings affecting or arising out of this Mortgage, the Promissory Note, or the Secured Property, including bankruptcy proceedings, or in preparation of the commencement or defense of any proceedings or threatened suit or proceeding, or otherwise in dealing specifically therewith, shall be additional indebtedness and shall be immediately due and payable by Mortgagor, with interest thereon at the Default Rate until paid. Mortgagee shall further, at its option, be authorized to foreclose this Mortgage subject to the rights of any tenants of the Premises, and the failure to name any such tenants as parties defendant to any such foreclosure proceedings and to foreclose their rights will not be, nor be asserted by Mortgagor or any other persons to be, a defense to any proceedings instituted by Mortgagee to collect the sums secured hereby or to collect any deficiency remaining unpaid after the foreclosure sale of the Property. Notwithstanding anything contained in this Section 6.6 to the contrary, Mortgagee may proceed to foreclose hereunder as to the Premises covered hereby only or, at Mortgagee’s sole election, Mortgagee may exercise its right to foreclose with respect to the Personalty as a part of a single action to foreclose upon the Premises and the Personalty, in which case the provisions of the Uniform Commercial Code (and any other provisions hereof to the contrary) shall not apply or shall be deemed to have been fulfilled by virtue of the foreclosure action.
  Section 6.7
  Intentionally Omitted.
  Section 6.8
  UCC Sale. Mortgagee may proceed under the Uniform Commercial Code as to all or any part of the Personalty, and in conjunction therewith may exercise all of the rights, remedies and powers of a secured creditor under the Uniform Commercial Code. When all time periods then legally mandated have expired, and after such notice of sale as may then be legally required has been given, Mortgagee may sell the Personalty at a public sale to be held at the time and place specified in the notice of sale. It shall be deemed commercially reasonable for the Mortgagee to dispose of the Personalty without giving any warranties as to the Personalty and specifically disclaiming all disposition warranties. Alternatively, Mortgagee may choose to dispose of some or all of the Secured Property, in any combination consisting of both personal property and real property, in one sale to be held in accordance with the law and procedures applicable to real property, as and to the extent permitted by Article 9 of the Uniform Commercial Code and other applicable law. Mortgagor agrees that such a sale of personal property together with real property constitutes a commercially reasonable sale of the personal property. With respect to any notices required or permitted under the Uniform Commercial Code, Mortgagor agrees that ten (10) days’ prior written notice shall be deemed commercially reasonable.
  Section 6.9
  Other. Mortgagee may exercise all other rights, remedies and recourses granted under the Loan Documents or otherwise available at law or in equity (including an action for specific performance of any covenant contained in the Loan Documents, or a judgment on any Loan Document either before, during or after any
  Other. Mortgagee may exercise all other rights, remedies and recourses granted under the Loan Documents or otherwise available at law or in equity (including an action for specific performance of any covenant contained in the Loan Documents, or a judgment on any Loan Document either before, during or after any proceeding to enforce this Mortgage), each in accordance with applicable law. To the fullest extent permitted under applicable law, Mortgagee shall have all rights, remedies and recourses granted in the Loan Documents and available at law or equity (including the Uniform Commercial Code), which rights (a) shall be cumulative and concurrent, (b) may be pursued separately, successively or concurrently against Mortgagor, or against the Secured Property, or against any one or more of them, at the sole discretion of Mortgagee, (c) may be exercised as often as occasion therefor shall arise, and the exercise or failure to exercise any of them shall not be construed as a waiver or release thereof or of any other right, remedy or recourse, and (d) are intended to be, and shall be, nonexclusive. No action by Mortgagee in the enforcement of any rights, remedies or recourses under the Loan Documents or otherwise at law or equity shall be deemed to cure any Event of Default.
  Section 6.10
  Application of Sale Proceeds and Rents.
  (a)
  Mortgagee shall apply the proceeds of any sale of the Secured Property in the following manner: first, to pay the portion of the Secured Obligations attributable to the costs, fees and expenses of the sale, including costs of evidence of title in connection with the sale; and, second, to pay all other Secured Obligations in any order and proportions as Mortgagee in its sole discretion may choose. The remainder, if any, shall be remitted to the Person or Persons entitled thereto.
  (b)
  Mortgagee shall apply any and all Rents collected by it, and any and all sums other than proceeds of any sale of the Secured Property which Mortgagee may receive or collect under Article 6 (Remedies), in the following manner: first, to pay the portion of the Secured Obligations attributable to the costs and expenses of operation and collection that may be incurred by Mortgagee or any receiver; and, second, to pay all other Secured Obligations in any order and proportions as Mortgagee in its sole discretion may choose. The remainder, if any, shall be remitted to the Person or Persons entitled thereto. Mortgagee shall have no liability for any funds which it does not actually receive.
  Section 6.11
  Release of and Resort to Collateral. Mortgagee may release, regardless of consideration and without the necessity for any notice to or consent by the holder of any subordinate lien on the Secured Property, any part of the Secured Property without, as to the remainder, in any way impairing, affecting, subordinating or releasing the lien or security interests created in or evidenced by the Loan Documents or their stature as a first and prior lien and security interest in and to the Secured Property. For payment of the Secured Obligations, Mortgagee may resort to any other security in such order and manner as Mortgagee may elect.
  Section 6.12
  Discontinuance of Proceedings. If Mortgagee shall have proceeded to invoke any right, remedy or recourse permitted under the Loan Documents and shall thereafter elect to discontinue or abandon it for any reason, Mortgagee, to the extent permitted under applicable law, shall have the unqualified right to do so and, in such an event, Mortgagor and Mortgagee shall be restored to their former positions with respect to the
  Discontinuance of Proceedings. If Mortgagee shall have proceeded to invoke any right, remedy or recourse permitted under the Loan Documents and shall thereafter elect to discontinue or abandon it for any reason, Mortgagee, to the extent permitted under applicable law, shall have the unqualified right to do so and, in such an event, Mortgagor and Mortgagee shall be restored to their former positions with respect to the

  Secured Obligations, the Loan Documents, the Secured Property and otherwise, and the rights, remedies, recourses and powers of Mortgagee shall continue as if the right, remedy or recourse had never been invoked, but no such discontinuance or abandonment shall waive any Event of Default which may then exist or the right of Mortgagee thereafter to exercise any right, remedy or recourse under the Loan Documents for such Event of Default. Mortgagor hereby expressly waives, to the extent permitted under applicable law, any and all benefits Mortgagor may have to claim or assert that the Secured Obligations have been reinstated in accordance with its terms following the withdrawal of any foreclosure proceedings by Mortgagee, and acknowledges and agrees that reinstatement shall occur only upon written agreement of Mortgagee.
  Section 6.13
  Mortgagor Acknowledgments. Mortgagor agrees that all property of every nature and description covered by the lien and charge of this Mortgage together with all the property and interests covered by this security interest are encumbered as a unit, and upon a default by Mortgagor, all of the Secured Property, at Mortgagee’s option, may be foreclosed upon or sold in the same or different proceedings or at the same or different time, subject to the provisions of applicable law. The filing of any financing statement relating to any such property or rights or interests will not be construed to diminish or alter any of Mortgagee’s rights or priorities under this Mortgage. Mortgagee also will be entitled to treat both real and personal property interests as one parcel or package of security or Mortgagee may commence a sequence of actions under the South Carolina Uniform Commercial Code.
  Section 6.14
  Appraisement. Appraisement of the Secured Property is hereby expressly waived, or not, at the option of the Mortgagee, such option to be exercised at the time judgment is rendered in any foreclosure hereof, or at any time prior thereto.
  ARTICLE 7
  MISCELLANEOUS PROVISIONS
  Section 7.1
  Definitions. Capitalized terms not otherwise defined herein shall have the meanings provided in the Promissory Note.
  Section 7.2
  No Waiver or Cure.
  (a)
  Each waiver by Mortgagee must be in writing, and no waiver shall be construed as a continuing waiver. No waiver shall be implied from any delay or failure by Mortgagee to take action on account of any default of Mortgagor. Consent by Mortgagee to any act or omission by Mortgagor shall not be construed as a consent to any other or subsequent act or omission or to waive the requirement for Mortgagee’s consent to be obtained in any future or other instance.
  (b)
  If any of the events described below occurs after an uncured Event of Default, that event alone shall not cure or waive any breach, Event of Default or notice of default under this Mortgage or invalidate any act performed pursuant to any such
  If any of the events described below occurs after an uncured Event of Default, that event alone shall not cure or waive any breach, Event of Default or notice of default under this Mortgage or invalidate any act performed pursuant to any such default or notice; or nullify the effect of any notice of default or sale (unless all Secured Obligations then due have been paid and performed); or impair the security of this Mortgage; or prejudice Mortgagee or any receiver in the exercise of any right or remedy afforded any of them under this Mortgage; or be construed as an affirmation by Mortgagee of any tenancy, lease or option, or a subordination of the lien of this Mortgage:
  (1)
  Mortgagee receives payment of any sum secured by this Mortgage after the applicable cure period thereof;
  (2)
  Mortgagee, its agent or a receiver takes possession of all or any part of the Secured Property;
  (3)
  Mortgagee collects and applies Rents, either with or without taking possession of all or any part of the Secured Property;
  (4)
  Mortgagee receives and applies to any Secured Obligation proceeds of any Secured Property, including any proceeds of insurance policies, condemnation awards, or other claims, property or rights assigned to Mortgagee under this Mortgage;
  (5)
  Mortgagee makes a site visit, observes the Secured Property and/or conducts tests thereon;
  (6)
  Mortgagee receives any sums under this Mortgage or any proceeds of any collateral held for any of the Secured Obligations, and applies them to one or more Secured Obligations;
  (7)
  Mortgagee or any receiver performs any act which it is empowered or authorized to perform under this Mortgage or invokes any right or remedy provided under this Mortgage.
  Section 7.3
  Subrogation. To the extent proceeds of the Loan have been used to extinguish, extend or renew any indebtedness against the Secured Property, then Mortgagee shall be subrogated to all of the rights, liens and interests existing against the Secured Property and held by the holder of such indebtedness and such former rights, liens and interests, if any, are not waived, but are continued in full force and effect in favor of Mortgagee.
  Section 7.4
  Promissory Note. If any conflict or inconsistency exists between this Mortgage and the Promissory Note, the Promissory Note shall govern.
  Section 7.5
  Powers of Mortgagee. Mortgagee may take any of the actions permitted under Section 6.3 (Receiver) or Section 6.4 (Entry on Secured Property) regardless of the adequacy of the security for the Secured Obligations, or whether any or all of the
  Powers of Mortgagee. Mortgagee may take any of the actions permitted under Section 6.3 (Receiver) or Section 6.4 (Entry on Secured Property) regardless of the adequacy of the security for the Secured Obligations, or whether any or all of the

  Secured Obligations have been declared to be immediately due and payable, or whether notice of default and election to sell has been given under this Mortgage.
  Section 7.6
  Covenants Running with the Land. All obligations contained in this Mortgage are intended by Mortgagor and Mortgagee to be, and shall be construed as, covenants running with the Secured Property. As used herein, “Mortgagor” shall refer to the party named in the first paragraph of this Mortgage and to any subsequent owner of all or any portion of the Secured Property (without in any way implying that Mortgagee has or will consent to any such conveyance or transfer of the Secured Property). All Persons who may have or acquire an interest in the Secured Property shall be deemed to have notice of, and be bound by, the terms of the Promissory Note and the other Loan Documents; however, no such party shall be entitled to any rights thereunder without the prior written consent of Mortgagee.
  Section 7.7
  Additional Documents; Power of Attorney. Mortgagor, from time to time, will execute, acknowledge and deliver to Mortgagee upon request, and hereby grants Mortgagee a power of attorney, which power of attorney is coupled with an interest and is irrevocable, to execute, acknowledge, deliver and if appropriate file and record, such security agreements, assignments for security purposes, assignments absolute, financing statements, affidavits, certificates and other documents, in form and substance reasonably satisfactory to Mortgagee, as Mortgagee may request in order to perfect, preserve, continue, extend or maintain the assignments herein contained, the lien and security interest under this Mortgage, and the priority thereof. Mortgagor will pay to Mortgagee upon request therefor all reasonable and documented costs and expenses incurred in connection with the preparation, execution, recording and filing of any such document. Mortgagor shall execute such further documents and do any and all such further things, including, but not limited to, correcting any errors or omissions in the Loan Documents, as may be necessary to implement and carry out the intent of this Mortgage.
  Section 7.8
  Merger. No merger shall occur as a result of Mortgagee’s acquiring any other estate in or any other lien on the Secured Property unless Mortgagee consents to a merger in writing.
  Section 7.9
  Successors and Assigns; Joint and Several Liability; Agents. This Mortgage shall be binding upon and inure to the benefit of Mortgagee and Mortgagor and their respective successors and assigns.  Except as otherwisse provided herein, Mortgagor shall not, without the prior written consent of Mortgagee, assign any rights, duties or obligations hereunder. Each Person executing this Mortgage as Mortgagor shall be jointly and severally liable for all obligations of Mortgagor hereunder. In exercising any rights hereunder or taking actions provided for herein, Mortgagee may act through its employees, agents or independent contractors as authorized by Mortgagee.
  Section 7.10
  Indebtedness May Exceed Note’s Face Amount. Mortgagor’s successors or assigns are hereby placed on notice that the Promissory Note contains late charge, prepayment and other provisions which may result in the outstanding principal balance exceeding the face amount of the Promissory Note.
  Section 7.11

  Time of the Essence. Time is of the essence in connection with all obligations of Mortgagor herein.
  Section 7.12
  Governing Law.
  (a)
  The Promissory Note and the other Loan Documents relating to the Secured Obligations shall be governed by and interpreted in accordance with the internal laws of the State of Washington (regardless of conflict of laws principles, the location of the Secured Property or the place of business, location or domicile of Mortgagor), except to the extent superseded by federal law. Any suit, if permitted, may be brought exclusively in the courts of the State of Washington located in the City of Seattle, King County, or of the United States for the Western District of Washington, and Mortgagor hereby waives any objection that it may now or hereafter have to the venue of any such proceeding or that such proceeding is brought in an inconvenient court. Mortgagor agrees that the laws or procedural rules of any jurisdiction except for Washington purporting to limit or affect Mortgagee’s ability to enforce its rights as set forth in this Mortgage and any other documents referred to herein (including, without limitation, any fair value, security-first, security-only, or one-action provisions) are not applicable to the enforcement of Mortgagee’s rights thereunder. Mortgagor intends and understands that Mortgagee will rely upon the agreements in the foregoing sentences in providing the credit accommodations constituting the Secured Obligations.

  (b)
  Notwithstanding subparagraph (a) above, the laws of South Carolina shall (i) govern the creation, perfection and priority of security interests upon real property or personal property perfected by filing, possession or control in the State of South Carolina, (ii) govern the procedures regarding Mortgagee’s enforcement of its foreclosure and other remedies with respect to such real property or personal property, and (iii) apply in determining the legal requirements applicable to the care and preservation of the Secured Property. However, the foregoing limited application of South Carolina law and the fact that portions of this Mortgage or other documents relating to the Secured Obligations may include provisions drafted to conform to South Carolina law are not intended in any way to derogate from the provisions set forth elsewhere in such documents designating Washington law as the governing law. Mortgagor specifically acknowledges and agrees that Mortgagee’s right to collect a deficiency in connection with the sale of any collateral shall be governed solely by South Carolina law.

  Section 7.13
  Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS MORTGAGE OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (a) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS
  Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS MORTGAGE OR ANY OTHER DOCUMENT EXECUTED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (a) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS

  REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (b) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS MORTGAGE AND THE OTHER DOCUMENTS CONTEMPLATED HEREBY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION AND (c) CERTIFIES THAT THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE.
  Section 7.14
  Additional Mortgagor Waivers. Mortgagor waives the benefit of all laws related to marshalling of assets, notice of election to mature, or notice of election to declare due with respect to the Loan and the Secured Property. Any person or entity that has signed this Mortgage as an accommodation party or as a surety or that has subjected its property to this Mortgage to secure the debt of another expressly waives the benefits of any applicable statute or rule that may act to waive or limit the rights of Mortgagee, as a creditor, to seek performance from or collect from any surety or accommodation party. In any action by Mortgagee to recover a deficiency judgment for any balance due under the Promissory Note after a foreclosure of this Mortgage or in any action to recover or compel the performance of the Secured Obligations, Mortgagor acknowledges and agrees that the successful bid amount made at any judicial or non-judicial foreclosure sale, if any, will be deemed conclusively to constitute the fair market value of the Secured Property, will be binding against Mortgagor in any proceeding seeking to determine or contest the fair market value of the Secured Property, and will be the preferred alternative means of determining and establishing the fair market value of the Secured Property provided such sell was conducted in accordance with applicable law.
  Section 7.15
  Interpretation. Whenever the context requires, all words used in the singular will be construed to have been used in the plural, and vice versa, and each gender will include any other gender. The captions of the sections of this Mortgage are for convenience only and do not define or limit any terms or provisions. The word “include(s)” means “include(s), without limitation,” and the word “including” means “including, but not limited to.” The word “obligations” is used in its broadest and most comprehensive sense, and includes all primary, secondary, direct, indirect, fixed and contingent obligations. It further includes all principal, interest, prepayment charges, late charges, loan fees and any other fees and charges accruing or assessed at any time, as well as all obligations to perform acts or satisfy conditions. No listing of specific instances, items or matters in any way limits the scope or generality of any language of this Mortgage. The Exhibit to this Mortgage are hereby incorporated in this Mortgage.
  Section 7.16
  Headings. The Article, Section and Subsection titles hereof are inserted for convenience of reference only and shall in no way alter, modify or define, or be used in construing, the text of such Articles, Sections or Subsections.
  Section 7.17
  Counterparts. This Mortgage may be executed in counterparts, all of which counterparts together shall constitute one and the same instrument (and original
  Counterparts. This Mortgage may be executed in counterparts, all of which counterparts together shall constitute one and the same instrument (and original signature pages and notary pages from each counterpart may be assembled into one original document to be recorded).
  Section 7.18
  Entire Agreement. This Mortgage and the other Loan Documents embody the entire agreement and understanding between Mortgagee and Mortgagor and supersede all prior agreements and understandings between such parties relating to the subject matter hereof and thereof. Accordingly, the Loan Documents may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.
  Section 7.19
  InHouse Counsel Fees. Whenever Mortgagor is obligated to pay or reimburse Mortgagee for any attorneys’ fees, those fees shall include the allocated costs for services of inhouse counsel to the extent permitted by applicable law.
  Section 7.20
  Waiver of Marshaling. Mortgagor waives all rights, legal and equitable, it may now or hereafter have to require marshaling of assets or to direct the order in which any of the Secured Property will be sold in the event of any sale under this Mortgage. Each successor and assign of Mortgagor, including any holder of a lien subordinate to this Mortgage, by acceptance of its interest or lien agrees that it shall be bound by the above waiver, as if it had given the waiver itself.
  Section 7.21
  Severability. If any provision of this Mortgage should be held unenforceable or void, that provision shall be deemed severable from the remaining provisions and in no way affect the validity of this Mortgage except that if such provision relates to the payment of any monetary sum, then Mortgagee may, at its option, declare all Secured Obligations immediately due and payable.
  Section 7.22
  Notices. Mortgagor hereby requests that a copy of notice of default and notice of sale be mailed to it at the address set forth below. That address is also the mailing address of Mortgagor as debtor under the Uniform Commercial Code. Mortgagee’s address given below is the address for Mortgagee as secured party under the Uniform Commercial Code.  Any notice in connection with this Mortgage shall not be deemed to have been given to Mortgagee until three days after such is deposited by registered or certified mail, with postage and charges prepaid. If any notice required by this Mortgage is also required until applicable law, the applicable law requirement will satisfy the corresponding requirement under this Mortgage:
  Addresses for Notices to Mortgagor:

  [______________]
  [______________] [______________] [______________]

  [______________], [______________] [______________]

  Attention: [______________]

  Address for Notices to Mortgagee:

  Certain Lending, Inc.

  [______________]
  [______________], [______________] [______________]
  Attention: [______________]

  With a copy to:

  Certain Lending, Inc.

  [______________]
  [______________], [______________] [______________]

  Attention: [______________]

  Email: servicing@certainlending.com

  [SIGNATURES ON FOLLOWING PAGE(S)]

  The laws of South Carolina provide that in any real estate foreclosure proceedings a defendant against whom a personal judgment is taken or asked may within thirty (30) days after the sale of the mortgaged property apply to the court for an order of appraisal. The statutory appraisal value as approved by the court would be substituted for the high bid and may decrease the amount of any deficiency owing in connection with the transaction. THE UNDERSIGNED HEREBY WAIVES AND RELINQUISHES THE STATUTORY APPRAISAL RIGHTS WHICH MEANS THE HIGH BID AT THE JUDICIAL FORECLOSURE SALE WILL BE APPLIED TO THE SECURED OBLIGATIONS REGARDLESS OF ANY APPRAISED VALUE OF THE SECURED PROPERTY.

  MORTGAGOR ACKNOWLEDGES AND AFFIRMS THAT IT RECEIVED WRITTEN NOTIFICATION BEFORE THE TRANSACTION THAT A WAIVER OF APPRAISAL RIGHTS WAS REQUIRED IN ACCORDANCE WITH THE PROVISIONS OF S.C
  . CODE ANN. SECTION 29-3-680.

  IN WITNESS WHEREOF, Mortgagor has executed this Mortgage as of the date first above written.

  MORTGAGOR:

  [______________], a [______________] [______________]

  By: ______________________________
  Name: [______________]
  Title: [______________]

WITNESSES:

  STATE OF WASHINGTON

  )

  )
  ss.
  COUNTY OF_______________
  )

  I certify that I know or have satisfactory evidence that [______________] is the person who appeared before me, and said person acknowledged that such person signed this instrument, on oath stated that such person was authorized to execute the instrument and acknowledge it as the [______________] of [______________], a [______________] [______________] to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

  Dated: ___________________

  Name Printed:
  __________________________

  Notary Public in and for the State of

  Washington, residing at ___________________

  My appointment expires___________________

  EXHIBIT A
  Legal Description

  [______________]

  THIS BEING THE SAME PROPERTY CONVEYED TO THE MORTGAGOR BY DEED OF EVEN DATE HEREWITH.

  [______________]

  EXHIBIT B
  Schedule 1
  (Description of “Debtor” and “Secured Party)
  i)
  Debtor:
  a.
  Name and Identity or Organizational Structure: [______________], a [______________] [______________].
  b.
  The principal place of business and chief executive office of Debtor in the State of South Carolina is located at [______________] [______________] [______________] [______________], [______________] [______________].

  Debtor has been using or operating under said name and identity or organizational structure without change since [______________].

  ii)
  Secured Party:
  Certain Lending, Inc., a Delaware corporation
  [______________]
  [______________], [______________] [______________]

  ***************************************************************************
  Schedule 2
  (Notice Mailing Addresses of “Debtor” and “Secured Party”)

  iii)
  The mailing address of Debtor is:

  [______________] [______________] [______________] [______________], [______________] [______________]

  iv)
  The mailing address of Secured Party is:

  Certain Lending, Inc., a Delaware corporation
  [______________]
  [______________], [______________] [______________]